UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report March 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPRX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	NSSIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments. Gunther Stein, Director of Investment Strategies at Symphony, Ross Sakamoto, CFA and Co-Director of Equity and Joel Drescher, Co-Director of Equity serve as the portfolio managers for five Funds, while Marc Snyder is Co-Portfolio Manager for the Nuveen Symphony Small Cap Core Equity Fund. Here the portfolio managers discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2014.

On October 29, 2013, the Nuveen Quantitative Enhanced Core Equity Fund was reorganized into the Nuveen Symphony Low Volatility Equity Fund and on October 4, 2013, the Nuveen Mid Cap Select Fund was merged into the Nuveen Symphony Mid-Cap Core Fund.

How did the Funds perform during the six-month reporting period ended March 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds’ for the six-month, one-year, five-year and since inception periods ended March 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2014?

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV outperformed both the Lipper International Multi-Cap Growth Funds Classification Average and the MSCI EAFE Index during the reporting period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of its net assets in non-U.S. equity securities, and primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Our investment process consists of a combination of quantitative screens and qualitative methods, which seek to create portfolios that deliver consistent returns. The Fund uses three independent quantitative models to rank companies within the Fund’s investable universe according to our assessment of their ability to generate excess share price appreciation. We then optimize a portfolio of these companies based upon predetermined risk parameters relative to the MSCI EAFE Index. Fundamental analysts analyze company-specific and macro issues that quantitative systems may not detect, then portfolio managers adjust the holdings accordingly. This blended process seeks to deliver returns above the MSCI EAFE Index using a bottom-up stock selection process that evaluates individual companies through multiple quantitative and qualitative techniques.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

During the reporting period, Denmark, Netherlands and China contributed positively to performance from a country perspective versus the benchmark. Industrials, health care and information technology services contributed to performance from a sector perspective versus the benchmark. The top contributor to relative performance was Ashtead Group PLC. Shares of the rental and leasing services company rose as the firm’s 2013 momentum carried into the first quarter as management raised guidance ahead of previous analyst expectations. Holdings in the global health care company Novo Nordisk A/S also contributed positively to the Fund’s performance as a competing Type 2 diabetes drug failed to demonstrate superiority to Novo Nordisk’s existing drug.

Several factors contributed to the Fund’s underperformance. Australia, Spain and Italy were the top detractors from a country perspective versus the benchmark. The materials, financials and consumer discretionary sectors detracted from performance from a sector perspective versus the benchmark. Specifically, Nitto Denko Corporation detracted from performance. Shares traded down as the electronic material and components manufacturer missed consensus earnings estimates due to weaker than expected orders. Also detracting from performance were holdings in the U.K.-based global advertising firm WPP Group PLC, which declined due to its emerging market exposure.

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks. Stocks are selected using a bottom-up stock selection process that evaluates individual companies through multiple quantitative and qualitative techniques. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

The Fund’s sub-adviser’s investment process begins by identifying candidates with excess return potential from two complementary, separate sources. Quantitative analysis serves as a starting point for security selection and narrows the investable universe based on factors that Symphony has identified and researched. Simultaneously, Symphony’s fundamental analysts provide additional investment ideas outside of the quantitative process’ recommended trades.

Investment ideas then undergo fundamental analysis as part of the ongoing security selection and portfolio monitoring processes. Fundamental analysis seeks to identify factors relevant to the attractiveness of investing in each company, some of which may be industry-specific. Analyst-driven ideas and quantitative signals are cross-checked as part of Symphony’s due diligence process. Valuation is assessed and any upcoming catalysts are identified. Through this bottom up stock selection process, the team seeks to identify companies likely to outperform their industry peers in the Russell 1000® Growth Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 1000® Growth Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Quantitative tools are used to optimize predetermined risk factors and upside potential within set parameters, with ultimate allocation decisions made by the portfolio management team. Individual positions and risk parameters are continually monitored.

During the reporting period, the Fund’s exposure to the information technology sector contributed most to performance, followed by health care and consumer discretionary. In particular, an overweight in Actavis Inc. contributed as shares rose during the reporting period. The company beat analysts’ expectations, as well as continued synergistic merger and acquisition (M&A) activity with an acquisition bid for Forest Labs. Performance was also positively impacted by an overweight position in Google Inc. The company beat analysts’ expectations on several key metrics including Google Sites revenues as well as operating and gross profit dollars. Lastly, McKesson Corporation, a dominant provider of medical supplies and pharmaceutical products also contributed to performance. The stock rose during the reporting period on discussions of a potential acquisition that would impact revenue and cost synergies.

6	Nuveen Investments

Performance was negatively impacted by a position in General Motors Company. Poor winter weather dampened sales and mismanagement of a defective ignition switch led to a very negative portrayal of the company. This prompted analyst downgrades. Performance was also hurt by holdings of Philip Morris International as the company provided revenue guidance for 2014 that was a few percentage points below the street. Lastly, an overweight to LinkedIn Corporation also detracted from performance.

Nuveen Symphony Low Volatility Equity Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index, the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the reporting period. Please note that during the reporting period, the Nuveen Symphony Low Volatility Equity Fund’s primary index was changed to the Russell 1000® Index.

The Fund seeks to produce long-term returns superior to the market with lower absolute volatility. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with varying market capitalizations. The Fund seeks to produce long-term returns superior to the market with reduced absolute risk. By selecting stocks with low correlation and utilizing risk controls, we believe we may potentially reduce absolute risk while preserving the Fund’s potential to generate returns in excess of the market over the long-term.

The Fund seeks to provide the highest projected return per unit of absolute risk, as opposed to risk relative to a benchmark. This objective is pursued by selecting attractive, low correlated securities that when combined seek to reduce risk in the portfolio. The construction process seeks to reduce absolute risk by combining stocks with certain characteristics such as low correlation while utilizing risk controls such as industry weight.

Overall, health care, information technology and industrials holdings contributed positively to performance versus the benchmark. One of the top performing securities was the integrated pharmaceutical company Actavis Inc. The company beat analysts’ expectations, as well as continued synergistic M&A activity with an acquisition bid for Forest Labs. Also contributing to performance was McKesson Corporation, a dominant provider of medical supplies and pharmaceutical product. The stock rose during the reporting period on discussion of a potential acquisition that would impact revenue and cost synergies.

Sectors that detracted from performance included the financials, consumer staples and telecommunication services. During the reporting period, Ocwen Financial Corporation was the largest detractor from relative performance. The stock traded down primarily due to the New York Department of Financial Services blocking the sale of a portfolio of mortgages servicing rights. Performance was also negatively impacted by PetSmart, Inc. The company reported mixed third quarter results saddled by a decline in same store sales.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV, outperformed the Lipper Mid-Cap Core Funds Classification Average, but underperformed the Russell Midcap® Index during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

The Fund’s sub-adviser’s investment process begins by identifying candidates with excess return potential from two complementary, separate sources. Quantitative analysis serves as a starting point for security selection and narrows the investable universe based on factors that Symphony has identified and researched. Simultaneously, Symphony’s fundamental analysts provide additional investment ideas outside of the quantitative process’ recommended trades.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Investment ideas then undergo fundamental analysis as part of the ongoing security selection and portfolio monitoring processes. Fundamental analysis seeks to identify factors relevant to the attractiveness of investing in each company, some of which may be industry-specific. Analyst-driven ideas and quantitative signals are cross-checked as part of Symphony’s due diligence process. Valuation is assessed and any upcoming catalysts are identified. Through this bottom up stock selection process, the team seeks to identify companies likely to outperform their industry peers in the Russell Midcap® Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell Midcap® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Quantitative tools are used to optimize predetermined risk factors and upside potential within set parameters, with ultimate allocation decisions made by the portfolio management team. Individual positions and risk parameters are continually monitored.

Information technology, consumer staples and health care holdings overall contributed positively to performance versus the benchmark. In particular, an overweight in Actavis Inc. contributed as shares rose during the reporting period. The company beat analysts’ expectations, as well as continued synergistic M&A activity with an acquisition bid for Forest Labs. Performance was also positively impacted by an overweight position in IAC/Interactive Corp, which appreciated on the heels of an announced reorganization designed to unlock asset value. Also positively contributing to performance was our overweight to Tyson Foods, Inc., which benefited from improved operating margins and reduced debt leverage.

The Fund’s exposure to the financials, industrials and energy sectors were the largest detractors during the reporting period. In particular, positions in Stanley Black & Decker, Inc. negatively impacted performance during the reporting period. The company cut full year earnings guidance by almost 15%, citing margin woes and weakening emerging markets. We have since exited the position. An overweight to the Medicines Company, Inc also hurt performance as share prices fell to a series of earning misses. We have since exited the position.

Nuveen Symphony Small Cap Core Fund

The Fund’s Class A Shares at NAV underperformed the Lipper Small Cap-Core Funds Classification Average and the Russell 2000® Index during the abbreviated period from December 10, 2013 through March 31, 2014, the period of time since the commencement of its operations.

The Fund seeks to offer long-term capital appreciation potential. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000 Index immediately after its most recent reconstitution.

The Fund’s sub-adviser’s investment process begins by identifying candidates with excess return potential from two complementary, separate sources. Quantitative analysis serves as a starting point for security selection and narrows the investable universe based on factors that Symphony has identified and researched. Simultaneously, Symphony’s fundamental analysts provide additional investment ideas outside of the quantitative process’ recommended trades.

Investment ideas then undergo fundamental analysis as part of the ongoing security selection and portfolio monitoring processes. Fundamental analysis seeks to identify factors relevant to the attractiveness of investing in each company, some of which may be industry-specific. Analyst-driven ideas and quantitative signals are cross-checked as part of Symphony’s due diligence process. Valuation is assessed and any upcoming catalysts are identified. Through this bottom up stock selection process, the team seeks to identify companies likely to outperform their industry peers in the Russell 2000® Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 2000® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Quantitative tools are used to optimize predetermined risk factors and upside potential within set parameters, with ultimate allocation decisions made by the portfolio management team. Individual positions and risk parameters are continually monitored.

8	Nuveen Investments

During the abbreviated reporting period, the Fund benefited from industrials and information technology holdings. Specifically, in the information technology sector, Manhattan Associates Inc. and CommScope Holding Company, Inc. contributed to performance. Manhattan Associates, Inc. develops, sells, deploys, services, and maintains supply chain commerce software solutions for retailers, wholesalers, manufacturers, governments and other organizations to enhance their supply chain operations from planning through execution. CommScope Holding is a provider of connectivity and essential infrastructure solutions for wireless, business enterprise and residential broadband networks.

Also positively contributing to performance was industrial holding H&E Equipment Services, Inc. The Company is one of the largest integrated equipment services companies in the U.S. with 69 full service facilities. The Company is focused on heavy construction and industrial equipment and rents, sells and provides parts and services support for four core categories of specialized equipment: (1) hi-lift or aerial platform equipment; (2) cranes; (3) earthmoving equipment; and (4) industrial lift trucks.

Our health care and financial holdings detracted from performance. In particular, Prestige Brand Holdings, Inc. detracted from performance. The company markets and distributes brand name over-the-counter and household cleaning products throughout the U.S., Canada, Australia and in select international markets. In February, the company reported disappointing third quarter earrings based on retailer inventory reductions, the return of several competing brands to the marketplace and a weak cough/cold season.

Also detracting from performance was Ocwen Financial Corporation, a provider of residential and commercial mortgage loan servicing, special servicing and asset management services. In February, it was announced the company was being investigated by New York’s department of Financial Services. Shares fell sharply after the news was announced.

Nuveen Investments	9

Risk Considerations

Nuveen Symphony Large-Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Mid-Cap Core Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are subject to greater volatility.

Nuveen Symphony International Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Low Volatility Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s stated investment objectives will be achieved. Equity investments, such as those held by the Fund, may decline significantly in price over short or extended periods of time. Therefore, even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile.

Nuveen Symphony Small Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as currency and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following five pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.55%	17.69%	15.56%	0.16%
Class A Shares at maximum Offering Price	0.39%	10.93%	14.19%	(0.85)%
MSCI EAFE Index**	6.41%	17.56%	16.02%	0.94%
Lipper International Multi-Cap Growth Funds Classification Average**	5.95%	14.78%	15.88%	0.75%

Class C Shares	6.18%	16.80%	14.69%	(0.58)%
Class R3 Shares	6.41%	17.38%	15.29%	(0.08)%
Class I Shares	6.67%	17.90%	15.84%	0.41%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	3.19%	3.91%	3.45%	2.81%
Net Expense Ratios	1.36%	2.11%	1.61%	1.11%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 10/05/10. The returns for Class R3 Shares are actual for the periods since class inception on 10/05/10; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	12.42%	21.24%	22.14%	8.44%
Class A Shares at maximum Offering Price	5.95%	14.29%	20.70%	7.56%
Russell 1000® Growth Index**	11.67%	23.22%	21.68%	7.91%
Lipper Multi-Cap Growth Funds Classification Average**	10.61%	24.45%	21.22%	7.07%

Class C Shares	11.98%	20.36%	21.25%	7.63%
Class R3 Shares	12.29%	20.97%	21.85%	8.15%
Class I Shares	12.55%	21.55%	22.45%	8.70%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.21%	1.96%	1.46%	0.96%

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/15/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Low Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	12.89%	20.88%	19.57%	6.54%
Class A Shares at maximum Offering Price	6.40%	13.92%	18.16%	5.57%
Russell 1000® Index**	12.48%	22.41%	21.73%	5.83%
S&P 500® Index**	12.51%	21.86%	21.16%	5.48%
Lipper Large-Cap Core Funds Classification Average**	11.75%	21.16%	19.74%	4.82%

Class C Shares	12.50%	19.97%	18.66%	5.74%
Class I Shares	13.03%	21.17%	19.87%	6.80%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.72%	3.49%	2.51%
Net Expense Ratios	1.02%	1.77%	0.77%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .80% (1.45% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/28/07.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.91%	20.48%	21.67%	7.91%
Class A Shares at maximum Offering Price	5.47%	13.54%	20.24%	7.10%
Russell Midcap® Index**	12.21%	23.51%	25.55%	8.77%
Lipper Mid-Cap Core Funds Classification Average**	11.10%	22.03%	22.56%	7.74%

Class C Shares	11.47%	19.58%	20.75%	7.11%
Class R3 Shares	11.76%	20.19%	21.35%	7.63%
Class I Shares	12.04%	20.80%	21.97%	8.19%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.97%	3.73%	3.24%	2.72%
Net Expense Ratios	1.37%	2.12%	1.62%	1.12%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares are actual for the periods since class inception on 5/05/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Small Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of March 31, 2014*

Cumulative
Since Inception
Class A Shares at NAV	4.55%
Class A Shares at maximum Offering Price	(1.46)%
Russell 2000® Index**	5.22%
Lipper Small Cap-Core Funds Classification Average**	5.14%

Class C Shares	4.30%
Class I Shares	4.60%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	1.27%	2.02%	1.02%

*	Since inception returns are from 12/10/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Holding

Summaries March 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony International Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	92.7%
Exchange-Traded Funds	3.8%
Short-Term Investments	3.0%
Other Assets Less Liabilities	0.5%

Country Allocation

(% of net assets)

United Kingdom	22.9%
Japan	15.3%
France	9.0%
United States	8.1%
Germany	7.6%
Switzerland	6.3%
Netherlands	5.8%
Australia	5.0%
Norway	3.1%
Luxembourg	2.3%
Hong Kong	2.2%
Other Countries	11.9%
Other Assets Less Liabilities	0.5%

Portfolio Composition

(% of net assets)

Pharmaceuticals	10.4%
Banks	9.8%
Insurance	6.2%
Oil, Gas & Consumable Fuels	5.6%
Chemicals	4.2%
Wireless Telecommunication Services	3.7%
Electrical Equipment	3.6%
Metals & Mining	3.5%
Trading Companies & Distributors	3.4%
Food Products	3.2%
Automobiles	3.1%
Textiles, Apparel & Luxury Goods	2.8%
Real Estate Management & Development	2.5%
Semiconductors & Equipment	2.5%
Capital Markets	2.4%
Multiline Retail	2.1%
Diversified Telecommunication Services	2.0%
Machinery	1.7%
Other Industries	20.0%
Exchange-Traded Funds	3.8%
Short-Term Investments	3.0%
Other Assets Less Liabilities	0.5%

Top Five Common Stock
Holdings

(% of net assets)

DnB NOR ASA	2.1%
Next PLC	2.1%
Bayer AG, Sponsored ADR	1.9%
Novo Nordisk AS, Class B	1.8%
Toyota Motor Corporation	1.8%

Nuveen Investments	17

Holding Summaries March 31, 2014 (continued)

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Exchange-Traded Funds	0.5%
Other Assets Less Liabilities	(0.1)%

Portfolio Composition

(% of net assets)

Software	7.4%
Internet Software & Services	6.0%
Media	5.7%
Biotechnology	4.8%
IT Services	4.6%
Technology Hardware, Storage & Peripherals	4.5%
Chemicals	4.2%
Pharmaceuticals	4.2%
Aerospace & Defense	3.6%
Food Products	3.3%
Internet & Catalog Retail	3.1%
Energy Equipment & Services	2.9%
Food & Staples Retailing	2.9%
Hotels, Restaurants & Leisure	2.8%
Health Care Providers & Services	2.7%
Beverages	2.7%
Specialty Retail	2.6%
Machinery	2.6%
Road & Rail	2.2%
Oil, Gas & Consumable Fuels	2.0%
Apparel, Accessories & Luxury Goods	2.0%
Capital Markets	2.0%
Communication Equipment	2.0%
Other Industries	18.8%
Exchange-Traded Funds	0.5%
Other Assets Less Liabilities	(0.1)%

Top Five Common Stock
Holdings

(% of net assets)

Apple, Inc.	4.1%
Google Inc., Class A	3.8%
Microsoft Corporation	3.5%
Oracle Corporation	1.9%
Union Pacific Corporation	1.8%

18	Nuveen Investments

Nuveen Symphony Low Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Short-Term Investments	0.4%
Other Assets Less Liabilities	(0.1)%

Portfolio Composition

(% of net assets)

Pharmaceuticals	9.6%
Oil, Gas & Consumable Fuels	7.3%
Banks	5.2%
IT Services	4.8%
Aerospace & Defense	4.8%
Computers & Peripherals	4.2%
Insurance	4.1%
Specialty Retail	4.1%
Software	4.0%
Media	3.6%
Biotechnology	3.3%
Food Products	2.9%
Consumer Finance	2.7%
Health Care Providers & Services	2.7%
Internet Software & Services	2.6%
Road & Rail	2.4%
Chemicals	2.4%
Internet & Catalog Retail	2.3%
Health Care Equipment & Supplies	2.3%
Semiconductors & Equipment	2.2%
Diversified Financial Services	2.0%
Capital Markets	1.9%
Other Industries	18.3%
Short-Term Investments	0.4%
Other Assets Less Liabilities	(0.1)%

Top Five Common Stock
Holdings

(% of net assets)

Apple, Inc.	3.2%
Microsoft Corporation	2.2%
Actavis Inc.	2.2%
Google Inc., Class A	2.2%
Wells Fargo & Company	1.9%

Nuveen Investments	19

Holding Summaries March 31, 2014 (continued)

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony Mid-Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	98.4%
Short-Term Investments	2.1%
Other Assets Less Liabilities	(0.5)%

Portfolio Composition

(% of net assets)

Capital Markets	5.1%
Insurance	5.0%
Hotels, Restaurants & Leisure	5.0%
Food Products	4.7%
Machinery	4.4%
Oil, Gas & Consumable Fuels	4.2%
Health Care Providers & Services	3.5%
Electrical Equipment	3.4%
Chemicals	3.3%
Internet Software & Services	3.0%
Household Durables	3.0%
Banks	3.0%
Semiconductors & Equipment	2.9%
IT Services	2.9%
Technology Hardware, Storage & Peripherals	2.7%
Pharmaceuticals	2.4%
Software	2.3%
Internet & Catalog Retail	2.0%
Real Estate Investment Trust	2.0%
Auto Components	1.9%
Communication Equipment	1.9%
Multi-Utilities	1.8%
Specialty Retail	1.8%
Energy Equipment & Services	1.7%
Media	1.7%
Biotechnology	1.6%
Aerospace & Defense	1.5%
Other Industries	19.7%
Short-Term Investments	2.1%
Other Assets Less Liabilities	(0.5)%

Top Five Common Stock Holdings

(% of net assets)

Whirlpool Corporation	2.2%
BE Aerospace Inc.	1.5%
Actavis Inc.	1.4%
Western Digital Corporation	1.3%
HCA Holdings Inc.	1.2%

20	Nuveen Investments

Nuveen Small Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Exchange-Traded Funds	0.5%
Other Assets Less Liabilities	0.5%

Portfolio Composition

(% of net assets)

Banks	6.7%
Insurance	6.6%
Health Care Providers & Services	6.3%
Machinery	6.2%
Oil, Gas & Consumable Fuels	5.6%
Software	5.2%
IT Services	4.6%
Real Estate Investment Trust	4.0%
Trading Companies & Distributors	3.3%
Capital Markets	3.1%
Health Care Equipment & Supplies	2.9%
Chemicals	2.9%
Specialty Retail	2.8%
Food Products	2.8%
Electronic Equipment & Instruments	2.8%
Textiles, Apparel & Luxury Goods	2.6%
Semiconductors & Equipment	2.4%
Media	2.4%
Commercial Services & Supplies	2.4%
Electrical Equipment	2.3%
Thrifts & Mortgage Finance	2.0%
Other Assets Less Liabilities	19.1%
Exchange-Traded Funds	0.5%
Other Assets Less Liabilities	0.5%

Top Five Common
Stock Holdings

(% of net assets)

Pacwest Bancorp.	1.8%
Manhattan Associates Inc.	1.6%
American Equity Investment Life Holding Company	1.5%
Generac Holdings Inc.	1.5%
Lithia Motors Inc.	1.5%

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense example for Nuveen Symphony Small Cap Core Fund reflects only the first 112 days of operations, it may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony International Equity Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,065.50	$1,061.80	$1,064.10	$1,066.70	$1,018.20	$1,014.46	$1,016.95	$1,019.45
Expenses Incurred During Period	$6.95	$10.79	$8.23	$5.67	$6.79	$10.55	$8.05	$5.54

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 1.60% and 1.10% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Symphony Large-Cap Growth Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,124.20	$1,119.80	$1,122.90	$1,125.50	$1,019.15	$1,015.41	$1,017.90	$1,020.39
Expenses Incurred During Period	$6.14	$10.09	$7.46	$4.82	$5.84	$9.60	$7.09	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 1.41% and .91% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Low Volatility Equity Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,128.90	$1,125.00	$1,130.30	$1,019.60	$1,015.86	$1,020.94
Expenses Incurred During Period	$5.68	$9.64	$4.25	$5.39	$9.15	$4.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82% and .80% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,119.10	$1,114.70	$1,117.60	$1,120.40	$1,018.00	$1,014.26	$1,016.75	$1,019.25
Expenses Incurred During Period	$7.34	$11.28	$8.66	$6.03	$6.99	$10.75	$8.25	$5.74

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.14%, 1.64% and 1.14% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Small Cap Core Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/10/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,045.50	$1,043.00	$1,046.00	$1,011.14	$1,008.84	$1,011.91
Expenses Incurred During Period	$4.30	$6.65	$3.52	$4.23	$6.53	$3.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.37%, 2.12% and 1.12% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 112/365 (to reflect the 112 days in the period since commencement of operations).

Nuveen Investments	23

Nuveen Symphony International Equity Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.5%

	COMMON STOCKS – 92.7%

	Aerospace & Defense – 1.3%

1,527	European Aeronautic Defence & Space Company, (3)	$109,365

	Airlines – 1.3%

1,798	Ryanair Holdings PLC, (2)	105,740

	Automobiles – 3.1%

2,000	Fuji Heavy Industries Limited, (3)	54,160

827	Honda Motor Company Limited, Sponsored ADR	29,226

793	Honda Motor Company Limited, (3)	27,903

2,704	Toyota Motor Corporation, (3)	152,489
	Total Automobiles	263,778

	Banks – 9.8%

2,660	Australia and New Zealand Banking Group Limited, (3)	81,829

1,824	BNP Paribas SA, (3)	140,629

10,102	DnB NOR ASA, (3)	175,536

3,029	Hang Seng Bank, (3)	48,243

7,165	HSBC Holdings PLC, (3)	72,549

4,061	Mitsubishi UFJ Financial Group, Inc., ADR, (3)	22,363

13,579	Mizuho Financial Group, (3)	26,912

594	Societe Generale, (3)	36,564

3,501	Standard Chartered PLC, (3)	73,208

2,373	Sumitomo Mitsui Financial Group, (3)	101,716

5,058	UniCredit SpA, (3)	46,235
	Total Banks	825,784

	Beverages – 1.7%

7,524	Coca-Cola Amatil Limited, (3)	77,103

2,214	Diageo PLC, (3)	68,765
	Total Beverages	145,868

	Capital Markets – 2.4%

1,568	Credit Suisse Group, (3)	50,753

1,751	Deutsche Bank AG, (3)	78,477

3,701	UBS AG, (3)	76,586
	Total Capital Markets	205,816

	Chemicals – 4.2%

11,000	Asahi Kasei Corporation, (3)	74,587

1,801	Johnson Matthey PLC, (3)	98,333

24	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

3,673	Kuraray Company Limited, (3)	$42,023

722	Methanex Corporation	46,200

2,032	Nitto Denko Corporation, (3)	97,442
	Total Chemicals	358,585

	Commercial Services & Supplies – 0.6%

2,104	Aggreko PLC, (3)	52,709

	Computers & Peripherals – 0.3%

900	Canon Inc., (3)	27,932

	Construction & Engineering – 1.1%

1,668	Royal Boskalis Westminster NV, (3)	91,805

	Diversified Financial Services – 1.5%

8,631	ING Groep N.V., Ordinary Shares, (2), (3)	122,747

	Diversified Telecommunication Services – 2.0%

18,172	BT Group PLC, (3)	115,569

1,142	Telefonica Brasil SA	24,256

543	Verizon Communications Inc., (3)	25,825
	Total Diversified Telecommunication Services	165,650

	Electrical Equipment – 3.6%

1,166	ABB Limited, (3)	30,119

2,202	ABB Limited, Sponsored ADR	56,790

1,654	Nidec Corporation, ADR	50,877

292	Nidec Corporation, (3)	17,905

1,000	Osram Licht AG, (2), (3)	64,842

1,975	Sensata Technologies Holdings, (2)	84,214
	Total Electrical Equipment	304,747

	Electronic Equipment & Instruments – 1.0%

200	Keyence Corporation, (3)	82,393

	Energy Equipment & Services – 0.5%

1,877	Subsea 7 SA, (3)	34,834

359	Subsea 7 SA, Sponsored ADR, (3)	6,645
	Total Energy Equipment & Services	41,479

	Food & Staples Retailing – 1.7%

4,450	Jeronimo Martins SGPS, (3)	74,674

2,795	Kononklijke Ahold NV	56,142

746	Kononklijke Ahold NV, Sponsored ADR, (2), (3)	13,876
	Total Food & Staples Retailing	144,692

	Food Products – 3.2%

227	Nestle S.A., Sponsored ADR, (3)	17,075

Nuveen Investments	25

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Food Products (continued)

1,497	Nestle SA, (3)	$112,679

2,638	Unilever PLC, ADR, (3)	112,826

680	Unilever PLC, Sponsored ADR	29,090
	Total Food Products	271,670

	Health Care Providers & Services – 1.0%

2,520	Fresenius Medical Care AG	87,822

	Household Durables – 0.7%

2,762	Brookfield Residential Properties Inc., (2)	57,919

	Industrial Conglomerates – 0.5%

338	Siemens AG, Sponsored ADR, (3)	45,584

	Insurance – 6.2%

14,600	AIA Group Limited, (3)	69,440

344	Allianz AG ORD Shares, (3)	58,142

1,657	Hannover Rueckversicherung AG, (3)	148,220

2,290	Prudential Corporation PLC, (3)	48,489

1,595	Prudential Corporation PLC	67,851

2,461	SCOR SE, (3)	86,197

1,581	XL Capital Ltd, Class A	49,406
	Total Insurance	527,745

	Internet Software & Services – 0.8%

928	Tencent Holdings Limited, (3)	64,775

	Life Sciences Tools & Services – 0.8%

1,804	WuXi PharmaTech Inc., (2)	66,495

	Machinery – 1.7%

1,496	Kone OYJ, (3)	62,815

2,227	Nabtesco Corporation, (3)	51,404

606	Vallourec SA, (3)	32,876
	Total Machinery	147,095

	Media – 1.2%

4,119	WPP Group PLC, (3)	85,107

152	WPP Group PLC, Sponsored ADR	15,668
	Total Media	100,775

	Metals & Mining – 3.5%

1,283	BHP Billiton PLC, (3)	43,488

710	BHP Billiton PLC, Sponsored ADR	48,117

14,960	Fortescue Metals Group Limited, (3)	73,242

5,028	Iluka Resources Limited, (3)	46,299

1,496	Rio Tinto Limited, (3)	88,238
	Total Metals & Mining	299,384

26	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 2.1%

1,586	Next PLC, (3)	$174,540

	Oil, Gas & Consumable Fuels – 5.6%

4,586	BG Group PLC, (3)	85,617

469	BG PLC., Sponsored ADR, (3)	8,672

2,212	Repsol SA, (3)	56,493

3,379	Royal Dutch Shell PLC, Class B Shares, (3)	131,918

1,220	StatoilHydro ASA, (3)	34,422

1,702	StatoilHydro ASA, Sponsored ADR	48,030

278	Total SA, Sponsored ADR	18,237

1,323	Total SA, (3)	87,086
	Total Oil, Gas & Consumable Fuels	470,475

	Personal Products – 0.6%

291	L’Oreal, (3)	48,009

	Pharmaceuticals – 10.4%

1,137	AstraZeneca PLC, Sponsored ADR	73,769

1,173	Bayer AG, Sponsored ADR, (3)	158,852

1,574	Novartis AG, (3)	133,645

680	Novartis AG, Sponsored ADR	57,814

3,430	Novo Nordisk A/S, (3)	156,176

1,351	Sanofi-Aventis	70,630

427	Sanofi-Synthelabo, SA	44,621

2,462	Shire plc, ADR, (3)	121,882

1,227	Teva Pharmaceutical Industries Limited, Sponsored ADR	64,835
	Total Pharmaceuticals	882,224

	Real Estate Investment Trust – 0.7%

5,855	Westfield Group, (3)	55,770

	Real Estate Management & Development – 2.5%

874	Altisource Portfolio Solutions SA, (2)	106,331

3,000	Daiwa House Industry Company Limited, (3)	50,935

11,995	Hysan Development Company, (3)	52,265
	Total Real Estate Management & Development	209,531

	Road & Rail – 0.4%

500	East Japan Railway Company, (3)	36,829

	Semiconductors & Equipment – 2.5%

948	ASML Lithography Holding NV	88,505

2,030	NXP Semiconductors NV, (2)	119,384
	Total Semiconductors & Equipment	207,889

Nuveen Investments	27

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)			Value

	Software – 1.5%

952	Check Point Software Technology Limited, (2)			$64,384

5,040	Giant Interactive Group, Inc., ADR			58,313
	Total Software			122,697

	Textiles, Apparel & Luxury Goods – 2.8%

3,653	Burberry Group PLC, (3)			84,930

494	LVMH Moet Hennessy, (3)			89,519

19,034	Yue Yuen Industrial Holdings Limited, (3)			62,147
	Total Textiles, Apparel & Luxury Goods			236,596

	Tobacco – 0.8%

743	British American Tobacco PLC, (3)			41,449

222	British American Tobacco PLC, Sponsored ADR			24,737
	Total Tobacco			66,186

	Trading Companies & Distributors – 3.4%

8,123	Ashtead Group PLC, (3)			129,006

6,500	Itochu Corporation, (3)			76,053

6,010	Mitsui & Company Limited, (3)			84,943
	Total Trading Companies & Distributors			290,002

	Wireless Telecommunication Services – 3.7%

1,200	KDDI Corporation, (3)			69,678

846	Millicom International Cellular SA, (3)			86,167

1,500	Softbank Corporation, (3)			113,351

11,268	Vodafone Group PLC, (3)			41,436
	Total Wireless Telecommunication Services			310,632
	Total Common Stocks (cost $6,300,652)			7,829,734

Shares	Description (1), (4)			Value

	EXCHANGE-TRADED FUNDS – 3.8%

4,805	iShares MSCI EAFE Index Fund			$322,752
	Total Exchange-Traded Funds (cost $274,365)			322,752
	Total Long-Term Investments (cost $6,575,017)			8,152,486

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.0%

$253	Repurchase Agreement with State Street Bank, dated 3/31/14, repurchase price $253,272, collateralized by $265,000 U.S. Treasury Notes, 0.750%, due 10/31/17, value $261,191	0.000%	4/01/14	$253,272
	Total Short-Term Investments (cost $253,272)			253,272
	Total Investments (cost $6,828,289) – 99.5%			8,405,758
	Other Assets Less Liabilities – 0.5%			43,758
	Net Assets – 100%			$8,449,516

28	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Symphony Large-Cap Growth Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 3.6%

11,212	BE Aerospace Inc., (2)	$973,089

11,878	Boeing Company	1,490,570

12,640	Honeywell International Inc.	1,172,486

16,171	United Technologies Corporation	1,889,420
	Total Aerospace & Defense	5,525,565

	Air Freight & Logistics – 0.6%

9,412	United Parcel Service, Inc., Class B	916,541

	Apparel, Accessories & Luxury Goods – 2.0%

13,087	Michael Kors Holdings Limited, (2)	1,220,624

4,770	Ralph Lauren Corporation	767,636

17,225	VF Corporation	1,065,883
	Total Apparel, Accessories & Luxury Goods	3,054,143

	Auto Components – 0.8%

17,083	Delphi Automotive PLC	1,159,252

	Automobiles – 0.7%

31,299	General Motors Company	1,077,312

	Beverages – 2.7%

25,645	Coca-Cola Company	991,436

25,556	Coca-Cola Enterprises Inc.	1,220,555

22,393	PepsiCo, Inc.	1,869,816
	Total Beverages	4,081,807

	Biotechnology – 4.8%

4,086	Alexion Pharmaceuticals Inc., (2)	621,603

15,658	Amgen Inc.	1,931,258

5,351	Biogen Idec Inc., (2)	1,636,710

6,913	Celgene Corporation, (2)	965,055

25,264	Gilead Sciences, Inc., (2)	1,790,207

4,830	Vertex Pharmaceuticals Inc., (2)	341,578
	Total Biotechnology	7,286,411

	Building Products – 0.4%

12,319	Allegion PLC	642,682

	Capital Markets – 2.0%

7,224	Affiliated Managers Group Inc., (2)	1,445,161

7,240	Ameriprise Financial, Inc.	796,907

30	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets (continued)

28,081	Charles Schwab Corporation	$767,454
	Total Capital Markets	3,009,522

	Chemicals – 4.2%

23,897	LyondellBasell Industries NV	2,125,399

10,924	Methanex Corporation	698,481

6,350	Monsanto Company	722,440

6,065	PPG Industries, Inc.	1,173,335

16,742	Westlake Chemical Corporation	1,107,986

6,331	WR Grace & Company, (2)	627,845
	Total Chemicals	6,455,486

	Commercial Services & Supplies – 0.4%

12,662	Clean Harbors, Inc., (2)	693,751

	Communication Equipment – 2.0%

6,943	F5 Networks, Inc., (2)	740,332

19,418	Finisar Corporation, (2)	514,771

22,089	QUALCOMM, Inc.	1,741,939
	Total Communication Equipment	2,997,042

	Consumer Finance – 0.9%

24,077	Discover Financial Services	1,401,041

	Containers & Packaging – 0.8%

20,906	Owens-Illinois, Inc., (2)	707,250

7,368	Packaging Corp. of America	518,486
	Total Containers & Packaging	1,225,736

	Diversified Financial Services – 1.5%

5,798	Intercontinental Exchange, Inc.	1,147,018

14,074	Moody’s Corporation	1,116,350
	Total Diversified Financial Services	2,263,368

	Diversified Telecommunication Services – 1.2%

40,211	Verizon Communications Inc.	1,912,837

	Electric Utilities – 0.3%

12,390	Portland General Electric Company	400,693

	Electrical Equipment – 1.5%

18,647	Ametek Inc.	960,134

10,331	Rockwell Automation, Inc.	1,286,726
	Total Electrical Equipment	2,246,860

	Energy Equipment & Services – 2.9%

18,143	Halliburton Company	1,068,441

7,585	Oceaneering International Inc.	545,058

Nuveen Investments	31

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

25,037	RPC Inc.	$511,256

23,794	Schlumberger Limited	2,319,915
	Total Energy Equipment & Services	4,444,670

	Food & Staples Retailing – 2.9%

17,980	Costco Wholesale Corporation	2,008,006

10,835	Walgreen Co.	715,435

7,724	Wal-Mart Stores, Inc.	590,345

21,403	Whole Foods Market, Inc.	1,085,346
	Total Food & Staples Retailing	4,399,132

	Food Products – 3.3%

18,649	General Mills, Inc.	966,391

12,795	Hershey Foods Corporation	1,335,798

17,192	Kraft Foods Inc.	964,471

7,417	Mead Johnson Nutrition Company, Class A Shares	616,649

41,176	WhiteWave Foods Company, (2)	1,175,163
	Total Food Products	5,058,472

	Health Care Equipment & Supplies – 1.4%

19,755	Baxter International, Inc.	1,453,573

5,513	Becton, Dickinson and Company	645,462
	Total Health Care Equipment & Supplies	2,099,035

	Health Care Providers & Services – 2.7%

11,772	Express Scripts, Holding Company, (2)	883,959

18,080	HCA Holdings Inc., (2)	949,200

12,931	McKesson Corporation	2,283,227
	Total Health Care Providers & Services	4,116,386

	Hotels, Restaurants & Leisure – 2.8%

15,516	Dunkin Brands Group Inc.	778,593

19,615	Marriott International, Inc., Class A	1,098,832

19,865	Starbucks Corporation	1,457,694

13,118	Wyndham Worldwide Corporation	960,631
	Total Hotels, Restaurants & Leisure	4,295,750

	Household Durables – 0.9%

8,958	Whirlpool Corporation	1,338,863

	Household Products – 1.2%

27,281	Colgate-Palmolive Company	1,769,718

	Industrial Conglomerates – 0.6%

12,015	Carlisle Companies Inc.	953,270

32	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 1.3%

19,487	Hanover Insurance Group Inc.	$1,197,281

9,985	Prudential Financial, Inc.	845,230
	Total Insurance	2,042,511

	Internet & Catalog Retail – 3.1%

7,821	Amazon.com, Inc., (2)	2,631,923

1,831	priceline.com Incorporated, (2)	2,182,351
	Total Internet & Catalog Retail	4,814,274

	Internet Software & Services – 6.0%

4,257	Equinix Inc., (2)	786,864

29,585	Facebook Inc., Class A Shares, (2)	1,782,200

5,276	Google Inc., Class A, (2)	5,880,155

4,207	LinkedIn Corporation, Class A Shares, (2)	778,043
	Total Internet Software & Services	9,227,262

	IT Services – 4.6%

17,024	Cognizant Technology Solutions Corporation, Class A, (2)	861,585

5,896	FleetCor Technologies Inc., (2)	678,630

8,296	International Business Machines Corporation (IBM)	1,596,897

29,639	MasterCard, Inc.	2,214,033

7,550	Visa Inc.	1,629,743
	Total IT Services	6,980,888

	Machinery – 2.6%

2,558	Cummins Inc.	381,116

21,511	Donaldson Company, Inc.	912,066

8,422	IDEX Corporation	613,880

13,218	Lincoln Electric Holdings Inc.	951,828

14,118	Wabtec Corporation	1,094,145
	Total Machinery	3,953,035

	Media – 5.7%

24,217	Cinemark Holdings Inc.	702,535

44,386	Comcast Corporation, Class A	2,220,188

7,724	DirecTV, (2)	590,268

10,731	Scripps Networks Interactive, Class A Shares	814,590

7,776	Time Warner Cable, Class A	1,066,712

19,979	Viacom Inc., Class B	1,698,015

21,142	Walt Disney Company	1,692,840
	Total Media	8,785,148

	Multiline Retail – 0.8%

19,951	Macy’s, Inc.	1,182,895

Nuveen Investments	33

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 2.0%

3,644	EOG Resources, Inc.	$714,843

8,277	EQT Corporation	802,621

3,852	Pioneer Natural Resources Company	720,863

12,056	SM Energy Company	859,472
	Total Oil, Gas & Consumable Fuels	3,097,799

	Pharmaceuticals – 4.2%

26,028	AbbVie Inc.	1,337,839

11,863	Actavis Inc., (2)	2,441,999

11,664	Allergan, Inc.	1,447,502

22,987	Bristol-Myers Squibb Company	1,194,175
	Total Pharmaceuticals	6,421,515

	Real Estate Management & Development – 0.3%

16,870	CBRE Group Inc., (2)	462,744

	Road & Rail – 2.2%

6,380	Kansas City Southern Industries	651,143

14,268	Union Pacific Corporation	2,677,533
	Total Road & Rail	3,328,676

	Semiconductors & Equipment – 2.0%

17,571	Avago Technologies Limited	1,131,748

35,211	Intel Corporation	908,796

17,610	Xilinx, Inc.	955,695
	Total Semiconductors & Equipment	2,996,239

	Software – 7.4%

62,956	Cadence Design Systems, Inc., (2)	978,336

130,214	Microsoft Corporation	5,337,472

71,602	Oracle Corporation	2,929,238

21,898	Salesforce.com, Inc., (2)	1,250,157

4,262	VMware Inc., (2)	460,381

4,158	Workday Inc., Class A, (2)	380,166
	Total Software	11,335,750

	Specialty Retail – 2.6%

33,694	Home Depot, Inc.	2,666,206

9,195	O’Reilly Automotive Inc., (2)	1,364,446
	Total Specialty Retail	4,030,652

	Technology Hardware, Storage & Peripherals – 4.5%

11,741	Apple, Inc.	6,301,863

7,245	SanDisk Corporation	588,222
	Total Technology Hardware, Storage & Peripherals	6,890,085

34	Nuveen Investments

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 0.8%

16,492	Nike, Inc., Class B	$1,218,099

	Tobacco – 0.4%

6,791	Philip Morris International	555,979
	Total Common Stocks (cost $121,366,261)	152,148,896

Shares	Description (1), (3)	Value

	EXCHANGE-TRADED FUNDS – 0.5%

8,731	iShares Russell 1000 Growth Index Fund	$755,581
	Total Exchange-Traded Funds (cost $743,860)	755,581
	Total Long-Term Investments (cost $122,110,121)	152,904,477
	Other Assets Less Liabilities – (0.1)%	(166,872)
	Net Assets – 100%	$152,737,605

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Symphony Low Volatility Equity Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 4.8%

7,268	General Dynamics Corporation	$791,631

8,530	Honeywell International Inc.	791,243

3,626	TransDigm Group Inc.	671,535

7,954	United Technologies Corporation	929,345
	Total Aerospace & Defense	3,183,754

	Banks – 5.2%

21,156	Bank of America Corporation	363,883

12,061	Pacwest Bancorp.	518,744

8,763	PNC Financial Services Group, Inc.	762,381

48,411	Regions Financial Corporation	537,846

25,363	Wells Fargo & Company	1,261,556
	Total Banks	3,444,410

	Beverages – 0.9%

12,587	Coca-Cola Enterprises Inc.	601,155

	Biotechnology – 3.3%

6,247	Amgen Inc.	770,505

2,174	Biogen Idec Inc., (2)	664,961

10,476	Gilead Sciences, Inc., (2)	742,329
	Total Biotechnology	2,177,795

	Capital Markets – 1.9%

5,973	Ameriprise Financial, Inc.	657,448

7,168	T. Rowe Price Group Inc.	590,285
	Total Capital Markets	1,247,733

	Chemicals – 2.4%

7,539	LyondellBasell Industries NV	670,519

7,464	Methanex Corporation	477,248

2,106	PPG Industries, Inc.	407,427
	Total Chemicals	1,555,194

	Commercial Services & Supplies – 1.8%

7,650	Clean Harbors, Inc., (2)	419,144

18,765	Waste Management, Inc.	789,444
	Total Commercial Services & Supplies	1,208,588

	Communications Equipment – 1.0%

8,667	QUALCOMM, Inc.	683,480

36	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals – 4.2%

3,978	Apple, Inc.	$2,135,152

23,884	EMC Corporation	654,660
	Total Computers & Peripherals	2,789,812

	Consumer Finance – 2.7%

11,191	Capital One Financial Corporation	863,498

15,571	Discover Financial Services	906,076
	Total Consumer Finance	1,769,574

	Containers & Packaging – 0.7%

6,215	Packaging Corp. of America	437,350

	Diversified Financial Services – 2.0%

17,344	ING US Inc.	629,067

3,464	Intercontinental Exchange, Inc.	685,283
	Total Diversified Financial Services	1,314,350

	Diversified Telecommunication Services – 0.5%

9,795	AT&T Inc.	343,511

	Electric Utilities – 1.3%

6,183	Pinnacle West Capital Corporation	337,963

16,783	Portland General Electric Company	542,762
	Total Electric Utilities	880,725

	Electrical Equipment – 1.0%

12,403	Ametek Inc.	638,630

	Energy Equipment & Services – 0.6%

3,661	Helmerich & Payne Inc.	393,777

	Food & Staples Retailing – 1.4%

5,547	Costco Wholesale Corporation	619,489

5,376	Whole Foods Market, Inc.	272,617
	Total Food & Staples Retailing	892,106

	Food Products – 2.9%

6,419	Bunge Limited	510,375

11,950	General Mills, Inc.	619,249

5,352	Hershey Foods Corporation	558,749

6,693	WhiteWave Foods Company, (2)	191,018
	Total Food Products	1,879,391

	Health Care Equipment & Supplies – 2.3%

10,873	Baxter International, Inc.	800,035

3,175	Becton, Dickinson and Company	371,729

5,063	Medtronic, Inc.	311,577
	Total Health Care Equipment & Supplies	1,483,341

Nuveen Investments	37

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – 2.7%

9,423	Express Scripts, Holding Company, (2)	$707,573

5,973	McKesson Corporation	1,054,653
	Total Health Care Providers & Services	1,762,226

	Hotels, Restaurants & Leisure – 0.7%

6,240	Starbucks Corporation	457,891

	Household Products – 1.1%

9,282	Procter & Gamble Company	748,129

	Industrial Conglomerates – 1.7%

11,401	Danaher Corporation	855,075

10,536	General Electric Company	272,777
	Total Industrial Conglomerates	1,127,852

	Insurance – 4.1%

2,345	Everest Reinsurance Group Ltd	358,902

17,782	Hartford Financial Services Group, Inc.	627,171

21,721	Hilltop Holdings Inc., (2)	516,743

5,973	PartnerRe Limited	618,206

5,972	RenaisasnceRE Holdings, Limited	582,867
	Total Insurance	2,703,889

	Internet & Catalog Retail – 2.3%

2,055	Amazon.com, Inc., (2)	691,549

711	priceline.com Incorporated, (2)	847,434
	Total Internet & Catalog Retail	1,538,983

	Internet Software & Services – 2.6%

4,692	Facebook Inc., Class A Shares, (2)	282,646

1,291	Google Inc., Class A, (2)	1,438,832
	Total Internet Software & Services	1,721,478

	IT Services – 4.8%

8,105	Amdocs Limited	376,558

5,524	FleetCor Technologies Inc., (2)	635,812

13,192	MasterCard, Inc.	985,442

17,241	Vantiv Inc., (2)	521,023

3,161	Visa Inc.	682,333
	Total IT Services	3,201,168

	Machinery – 0.5%

2,344	Cummins Inc.	349,233

	Media – 3.6%

12,480	Comcast Corporation, Class A	624,250

3,198	Liberty Global PLC Class C, (2)	130,191

38	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

9,968	Viacom Inc., Class B	$847,180

10,058	Walt Disney Company	805,344
	Total Media	2,406,965

	Multi-Utilities – 1.7%

8,017	DTE Energy Company	595,583

11,395	Wisconsin Energy Corporation	530,437
	Total Multi-Utilities	1,126,020

	Oil, Gas & Consumable Fuels – 7.3%

6,317	Chevron Corporation	751,154

3,837	EOG Resources, Inc.	752,704

9,559	Exxon Mobil Corporation	933,723

8,985	Phillips 66	692,384

12,300	SemGroup Corporation, A Shares	807,864

3,409	SM Energy Company	243,028

5,329	Teekay Shipping Corporation	299,703

8,105	World Fuel Services Corporation	357,431
	Total Oil, Gas & Consumable Fuels	4,837,991

	Pharmaceuticals – 9.6%

7,896	AbbVie Inc.	405,854

7,040	Actavis Inc., (2)	1,449,184

5,202	Allergan, Inc.	645,568

5,805	Johnson & Johnson	570,225

17,159	Merck & Company Inc.	974,116

25,239	Pfizer Inc.	810,677

7,936	Teva Pharmaceutical Industries Limited, Sponsored ADR	419,338

8,318	Valeant Pharmaceuticals International, (2)	1,096,562
	Total Pharmaceuticals	6,371,524

	Real Estate Investment Trust – 1.1%

19,966	Duke Realty Corporation	337,026

4,873	PS Business Parks Inc.	407,480
	Total Real Estate Investment Trust	744,506

	Real Estate Management & Development – 0.5%

12,245	CBRE Group Inc., (2)	335,880

	Road & Rail – 2.4%

7,040	Norfolk Southern Corporation	684,077

4,799	Union Pacific Corporation	900,580
	Total Road & Rail	1,584,657

Nuveen Investments	39

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)			Value

	Semiconductors & Equipment – 2.2%

30,342	Intel Corporation			$783,127

14,068	Linear Technology Corporation			684,971
	Total Semiconductors & Equipment			1,468,098

	Software – 4.0%

7,574	Check Point Software Technology Limited, (2)			512,230

36,156	Microsoft Corporation			1,482,034

15,663	Oracle Corporation			640,773
	Total Software			2,635,037

	Specialty Retail – 4.1%

10,617	Home Depot, Inc.			840,124

5,973	O’Reilly Automotive Inc., (2)			886,334

4,357	Signet Jewelers Limited			461,232

5,696	Tiffany & Co.			490,710
	Total Specialty Retail			2,678,400

	Textiles, Apparel & Luxury Goods – 0.4%

3,058	Michael Kors Holdings Limited, (2)			285,220

	Thrifts & Mortgage Finance – 0.7%

39,075	TFS Financial Corporation, (2)			485,702

	Tobacco – 0.7%

11,660	Altria Group, Inc.			436,434
	Total Long-Term Investments (cost $53,994,719)			65,931,959

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4%

$306	Repurchase Agreement with State Street Bank, dated 3/31/14, repurchase price $306,306, collateralized by $320,000 U.S. Treasury Notes, 2.000%, due 2/28/21, value $313,739	0.000%	4/01/14	$306,306
	Total Short-Term Investments (cost $306,306)			306,306
	Total Investments (cost $54,301,025) – 100.1%			66,238,265
	Other Assets Less Liabilities – (0.1)%			(88,930)
	Net Assets – 100%			$66,149,335

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen Symphony Mid-Cap Core Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.4%

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 1.5%

7,522	BE Aerospace Inc., (2)	$652,834

	Airlines – 1.1%

14,065	Delta Air Lines, Inc.	487,352

	Apparel, Accessories & Luxury Goods – 0.7%

3,423	Michael Kors Holdings Limited, (2)	319,263

	Auto Components – 1.9%

5,827	BorgWarner Inc.	358,186

7,435	Delphi Automotive PLC	504,539
	Total Auto Components	862,725

	Banks – 3.0%

39,334	KeyCorp.	560,116

5,085	Pacwest Bancorp.	218,706

49,821	Regions Financial Corporation	553,511
	Total Banks	1,332,333

	Beverages – 0.5%

3,440	Monster Beverage Corporation, (2)	238,908

	Biotechnology – 1.6%

1,895	Alexion Pharmaceuticals Inc., (2)	288,286

4,354	BioMarin Pharmaceutical Inc., (2)	296,986

1,651	Vertex Pharmaceuticals Inc., (2)	116,759
	Total Biotechnology	702,031

	Building Products – 0.5%

4,886	Fortune Brands Home & Security	205,603

	Capital Markets – 5.1%

2,556	Affiliated Managers Group Inc., (2)	511,328

23,241	American Capital Limited, (2)	366,975

3,860	Ameriprise Financial, Inc.	424,870

6,132	Invesco LTD	226,884

8,480	SEI Investments Company	285,013

5,787	T. Rowe Price Group Inc.	476,559
	Total Capital Markets	2,291,629

	Chemicals – 3.3%

17,282	Huntsman Corporation	422,026

1,878	PPG Industries, Inc.	363,318

Nuveen Investments	41

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Chemicals (continued)

6,411	Westlake Chemical Corporation	$424,280

2,939	WR Grace & Company, (2)	291,461
	Total Chemicals	1,501,085

	Communication Equipment – 1.9%

4,571	F5 Networks, Inc., (2)	487,406

12,949	Finisar Corporation, (2)	343,278
	Total Communication Equipment	830,684

	Construction & Engineering – 0.5%

2,476	Chicago Bridge & Iron Company N.V.	215,783

	Construction Materials – 1.0%

8,386	Caesar Stone Sdot Yam Limited	456,031

	Containers & Packaging – 1.2%

6,824	Owens-Illinois, Inc., (2)	230,856

4,595	Packaging Corp. of America	323,350
	Total Containers & Packaging	554,206

	Diversified Financial Services – 1.1%

2,590	Intercontinental Exchange, Inc.	512,380

	Electric Utilities – 0.6%

4,647	Pinnacle West Capital Corporation	254,005

	Electrical Equipment – 3.4%

9,162	Ametek Inc.	471,751

6,673	Eaton PLC	501,276

4,275	Rockwell Automation, Inc.	532,451
	Total Electrical Equipment	1,505,478

	Electronic Components – 0.9%

4,384	Amphenol Corporation, Class A	401,794

	Electronic Equipment & Instruments – 1.3%

7,155	Avnet Inc.	332,922

10,941	Newport Corporation, (2)	226,260
	Total Electronic Equipment & Instruments	559,182

	Energy Equipment & Services – 1.7%

3,989	Helmerich & Payne Inc.	429,057

11,414	Superior Energy Services, Inc.	351,095
	Total Energy Equipment & Services	780,152

	Food & Staples Retailing – 1.0%

8,720	Whole Foods Market, Inc.	442,191

	Food Products – 4.7%

30,455	Chiquita Brands International Inc., (2)	379,165

42	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

3,864	Hershey Foods Corporation	$403,402

6,803	Kraft Foods Inc.	381,648

11,247	Tyson Foods, Inc., Class A	494,980

16,489	WhiteWave Foods Company, (2)	470,596
	Total Food Products	2,129,791

	Gas Utilities – 0.8%

7,421	AGL Resources Inc.	363,332

	Health Care Equipment & Supplies – 1.4%

2,903	Sirona Dental Systems, Inc., (2)	216,767

4,127	Zimmer Holdings, Inc.	390,332
	Total Health Care Equipment & Supplies	607,099

	Health Care Providers & Services – 3.5%

5,743	AmerisourceBergen Corporation	376,683

2,382	Cardinal Health, Inc.	166,692

2,161	CIGNA Corporation	180,941

4,386	Davita Inc., (2)	301,976

10,681	HCA Holdings Inc., (2)	560,753
	Total Health Care Providers & Services	1,587,045

	Hotels, Restaurants & Leisure – 5.0%

25,537	ClubCorp Holdings Inc.	482,649

8,979	Dunkin Brands Group Inc.	450,566

4,092	Starbucks Corporation	300,271

6,946	Starwood Hotels & Resorts Worldwide, Inc.	552,902

6,137	Wyndham Worldwide Corporation	449,413
	Total Hotels, Restaurants & Leisure	2,235,801

	Household Durables – 3.0%

15,626	D.R. Horton, Inc.	338,303

6,707	Whirlpool Corporation	1,002,428
	Total Household Durables	1,340,731

	Insurance – 5.0%

14,690	Hartford Financial Services Group, Inc.	518,116

8,611	Hilltop Holdings Inc., (2)	204,856

23,584	Old Republic International Corporation	386,778

6,407	Torchmark Corporation	504,231

8,184	WR Berkley Corporation	340,618

9,218	XL Capital Ltd, Class A	288,063
	Total Insurance	2,242,662

	Internet & Catalog Retail – 2.0%

1,303	Amazon.com, Inc., (2)	438,486

Nuveen Investments	43

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Internet & Catalog Retail (continued)

381	priceline.com Incorporated, (2)	$454,110
	Total Internet & Catalog Retail	892,596

	Internet Software & Services – 3.0%

2,313	Equinix Inc., (2)	427,535

5,514	Facebook Inc., Class A Shares, (2)	332,163

4,091	IAC/InterActiveCorp.	292,056

1,635	LinkedIn Corporation, Class A Shares, (2)	302,377
	Total Internet Software & Services	1,354,131

	IT Services – 2.9%

1,278	Alliance Data Systems Corporation, (2)	348,191

9,958	Amdocs Limited	462,649

2,157	FleetCor Technologies Inc., (2)	248,271

22,024	Xerox Corporation	248,871
	Total IT Services	1,307,982

	Life Sciences Tools & Services – 1.0%

10,323	Perkinelmer Inc.	465,154

	Machinery – 4.4%

8,202	Barnes Group Inc.	315,531

6,557	Ingersoll Rand Company Limited, Class A	375,323

5,955	PACCAR Inc.	401,605

2,621	Stanley Black & Decker Inc.	212,930

2,823	WABCO Holdings Inc., (2)	297,996

4,998	Wabtec Corporation	387,345
	Total Machinery	1,990,730

	Media – 1.7%

4,362	Liberty Global PLC Class A, (2)	181,459

4,362	Liberty Global PLC Class C, (2)	177,577

4,951	Viacom Inc., Class B	420,785
	Total Media	779,821

	Metals & Mining – 0.5%

4,720	Nucor Corporation	238,549

	Multiline Retail – 1.3%

4,012	Dollar General Corporation, (2)	222,586

5,753	Macy’s, Inc.	341,095
	Total Multiline Retail	563,681

	Multi-Utilities – 1.8%

6,430	Ameren Corporation	264,916

8,712	CenterPoint Energy, Inc.	206,387

44	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities (continued)

4,534	DTE Energy Company	$336,831
	Total Multi-Utilities	808,134

	Oil, Gas & Consumable Fuels – 4.2%

3,090	EQT Corporation	299,637

1,799	Pioneer Natural Resources Company	336,665

5,415	Range Resources Corporation	449,283

6,941	SemGroup Corporation, A Shares	455,885

4,755	SM Energy Company	338,984
	Total Oil, Gas & Consumable Fuels	1,880,454

	Paper & Forest Products – 0.6%

9,103	KapStone Paper and Packaging Corp., (2)	262,531

	Pharmaceuticals – 2.4%

3,114	Actavis Inc., (2)	641,017

4,139	Mylan Laboratories Inc., (2)	202,107

2,449	Salix Pharmaceuticals Limited, (2)	253,741
	Total Pharmaceuticals	1,096,865

	Real Estate Investment Trust – 2.0%

3,649	EastGroup Properties Inc.	229,559

3,983	Health Care REIT, Inc.	237,387

36,801	Healthcare Trust of America Inc., Class A	419,163
	Total Real Estate Investment Trust	886,109

	Real Estate Management & Development – 1.0%

3,214	Howard Hughes Corporation, (2)	458,670

	Retail REIT – 0.7%

9,169	Tanger Factory Outlet Centers	320,915

	Road & Rail – 0.5%

2,358	Kansas City Southern Industries	240,657

	Semiconductors & Equipment – 2.9%

16,864	Applied Materials, Inc.	344,363

5,369	Linear Technology Corporation	261,417

13,211	Micron Technology, Inc., (2)	312,572

10,396	Skyworks Solutions Inc., (2)	390,058
	Total Semiconductors & Equipment	1,308,410

	Software – 2.3%

15,796	Activision Blizzard Inc.	322,870

25,474	Cadence Design Systems, Inc., (2)	395,866

8,863	Parametric Technology Corporation, (2)	314,016
	Total Software	1,032,752

Nuveen Investments	45

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)			Value

	Specialty Retail – 1.8%

880	AutoZone, Inc., (2)			$472,648

3,025	Signet Jewelers Limited			320,227
	Total Specialty Retail			792,875

	Technology Hardware, Storage & Peripherals – 2.7%

6,796	NetApp, Inc.			250,772

4,850	SanDisk Corporation			393,772

6,332	Western Digital Corporation			581,404
	Total Technology Hardware, Storage & Peripherals			1,225,948

	Textiles, Apparel & Luxury Goods – 0.7%

11,368	Wolverine World Wide Inc.			324,556

	Trading Companies & Distributors – 0.8%

4,371	WESCO International Inc., (2)			363,755
	Total Long-Term Investments (cost $39,100,970)			44,207,385

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1%

$924	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/14, repurchase price $924,177, collateralized by $690,000 U.S. Treasury Bonds, 6.125%, due 11/15/27, value $943,575	0.000%	4/01/14	$924,177
	Total Short-Term Investments (cost $924,177)			924,177
	Total Investments (cost $40,025,147) – 100.5%			45,131,562
	Other Assets Less Liabilities – (0.5)%			(218,156)
	Net Assets – 100%			$44,913,406

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen Symphony Small Cap Core Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 1.2%

670	GenCorp Inc., (2)	$12,241

	Automobiles – 0.7%

250	Winnebago Industries Inc., (2)	6,848

	Banks – 6.7%

320	Banner Corporation	13,187

560	BBCN Bancorp Inc.	9,598

430	Pacwest Bancorp.	18,494

320	Trico Bancshares	8,298

630	United Community Banks, Inc., (2)	12,228

170	Wintrust Financial Corporation	8,272
	Total Banks	70,077

	Beverages – 0.3%

310	Crimson Wine Group Limited, (2)	2,744

	Biotechnology – 1.2%

350	Emergent BioSolutions, Inc., (2)	8,845

77	ISIS Pharmaceuticals, Inc., (2)	3,327
	Total Biotechnology	12,172

	Building Products – 1.0%

150	Trex Company Inc., (2)	10,974

	Capital Markets – 3.1%

150	Greenhill & Co Inc.	7,797

400	Manning & Napier Inc.	6,708

228	RCS Capital Corporation	8,874

50	Virtus Investment Partners Inc., (2)	8,659
	Total Capital Markets	32,038

	Chemicals – 2.9%

140	Methanex Corporation	8,952

210	Minerals Technologies Inc.	13,558

120	Westlake Chemical Corporation	7,942
	Total Chemicals	30,452

	Commercial Services & Supplies – 2.4%

680	CECO Environmental Corporation	11,281

220	G&K Services, Inc.	13,457
	Total Commercial Services & Supplies	24,738

Nuveen Investments	47

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Communications Equipment – 1.6%

540	CommScope Holding Company Inc., (2)	$13,327

150	Finisar Corporation, (2)	3,977
	Total Communications Equipment	17,304

	Containers & Packaging – 0.6%

310	Myers Industries, Inc.	6,175

	Diversified Consumer Services – 0.9%

120	Ascent Media Corporation, (2)	9,066

	Electric Utilities – 2.0%

230	El Paso Electric Company	8,218

380	Portland General Electric Company	12,289
	Total Electric Utilities	20,507

	Electrical Equipment – 2.3%

260	Generac Holdings Inc.	15,332

380	Thermon Group Holdings Inc., (2)	8,808
	Total Electrical Equipment	24,140

	Electronic Equipment & Instruments – 2.8%

50	Anixter International Inc.	5,076

400	Newport Corporation, (2)	8,272

170	SYNNEX Corporation, (2)	10,304

300	Vishay Precision Group Inc., (2)	5,214
	Total Electronic Equipment & Instruments	28,866

	Energy Equipment & Services – 0.9%

200	ERA Group Incorporated, (2)	5,862

250	Pioneer Energy Services Corporation, (2)	3,238
	Total Energy Equipment & Services	9,100

	Food Products – 2.8%

430	Dean Foods Company	6,648

150	Post Holdings Inc., (2)	8,268

490	WhiteWave Foods Company, (2)	13,985
	Total Food Products	28,901

	Health Care Equipment & Supplies – 2.9%

270	DexCom, Inc., (2)	11,167

150	Insulet Corporation, (2)	7,113

420	Merit Medical Systems, Inc., (2)	6,006

366	Veracyte Inc., (2)	6,270
	Total Health Care Equipment & Supplies	30,556

	Health Care Providers & Services – 6.3%

600	Bioscrip, Inc., (2)	4,188

48	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

210	Capital Senior Living Corporation, (2)	$5,458

160	Owens and Minor Inc.	5,605

1,200	Select Medical Corporation	14,940

330	Surgical Care Affiliates Inc., (2)	10,148

240	Team Health Holdings Inc., (2)	10,740

840	Universal American Corporation	5,939

140	Wellcare Health Plans Inc., (2)	8,893
	Total Health Care Providers & Services	65,911

	Hotels, Restaurants & Leisure – 2.0%

320	ClubCorp Holdings Inc.	6,048

150	Marriott Vacations World, (2)	8,387

490	Penn National Gaming, Inc., (2)	6,037
	Total Hotels, Restaurants & Leisure	20,472

	Household Durables – 0.6%

320	Brookfield Residential Properties Inc., (2)	6,710

	Insurance – 6.6%

670	American Equity Investment Life Holding Company	15,825

220	Argo Group International Holdings Inc.	10,098

570	Fidelity & Guaranty Life	13,452

640	Hilltop Holdings Inc., (2)	15,226

310	Primerica Inc.	14,604
	Total Insurance	69,205

	IT Services – 4.6%

280	Cardtronics Inc., (2)	10,878

260	CSG Systems International Inc.	6,770

510	Evertec Inc.	12,597

240	VeriFone Holdings Inc., (2)	8,117

100	WEX Inc., (2)	9,505
	Total IT Services	47,867

	Leisure Equipment & Products – 0.5%

110	Brunswick Corporation	4,982

	Machinery – 6.2%

310	Actuant Corporation	10,587

390	Barnes Group Inc.	15,003

270	John Bean Technologies Corporation	8,343

780	Meritor Inc., (2)	9,555

980	Mueller Water Products Inc.	9,310

290	Sun Hydraulics Corporation	12,560
	Total Machinery	65,358

Nuveen Investments	49

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Media – 2.4%

1,630	Cumulus Media, Inc., (2)	$11,263

430	Starz, Class A, (2)	13,880
	Total Media	25,143

	Metals & Mining – 1.0%

480	SunCoke Energy Inc., (2)	10,963

	Oil, Gas & Consumable Fuels – 5.6%

190	Carrizo Oil & Gas, Inc., (2)	10,157

700	DHT Maritime Inc.	5,446

200	Enlink Midstream LLC	6,788

170	Oasis Petroleum Inc., (2)	7,094

230	SemGroup Corporation, A Shares	15,106

140	Targa Resources Corporation	13,896
	Total Oil, Gas & Consumable Fuels	58,487

	Paper & Forest Products – 1.9%

110	Clearwater Paper Corporation, (2)	6,894

440	KapStone Paper and Packaging Corp., (2)	12,690
	Total Paper & Forest Products	19,584

	Pharmaceuticals – 1.8%

30	Jazz Pharmaceuticals, Inc., (2)	4,160

130	Mallinckrodt PLC, (2)	8,243

220	Medicines Company, (2)	6,252
	Total Pharmaceuticals	18,655

	Real Estate Investment Trust – 4.0%

380	Chesapeake Lodging Trust	9,777

950	DiamondRock Hospitality Company	11,163

770	iStar Financial Inc., (2)	11,365

120	PS Business Parks Inc.	10,034
	Total Real Estate Investment Trust	42,339

	Road & Rail – 0.9%

100	Genesee & Wyoming Inc., (2)	9,732

	Semiconductors & Equipment – 2.4%

331	MA-COM Technology Solutions Holdings Incorporated, (2)	6,802

540	Rudolph Technologies, (2)	6,161

710	Spansion Inc., Class A, (2)	12,368
	Total Semiconductors & Equipment	25,331

	Software – 5.2%

300	Allot Communications, Limited, (2)	4,038

180	Aspen Technology Inc., (2)	7,625

50	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

230	Comverse Incorporated, (2)	$7,953

480	Manhattan Associates Inc., (2)	16,814

290	Mentor Graphics Corporation	6,386

340	Parametric Technology Corporation, (2)	12,046
	Total Software	54,862

	Specialty Retail – 2.8%

300	CST Brands Inc.	9,372

230	Lithia Motors Inc.	15,286

70	Restoration Hardware Holdings Incorporated, (2)	5,151
	Total Specialty Retail	29,809

	Textiles, Apparel & Luxury Goods – 2.6%

230	Kate Spade & Company, (2)	8,531

220	Movado Group Inc.	10,021

310	Wolverine World Wide Inc.	8,851
	Total Textiles, Apparel & Luxury Goods	27,403

	Thrifts & Mortgage Finance – 2.0%

260	First Defiance Financial Corporation	7,051

400	Oritani Financial Corporation	6,324

460	PennyMac Financial Services Inc., (2)	7,654
	Total Thrifts & Mortgage Finance	21,029

	Trading Companies & Distributors – 3.3%

310	CAI International Inc., (2)	7,648

360	H&E Equipment Services, Inc., (2)	14,562

120	Watsco Inc.	11,989
	Total Trading Companies & Distributors	34,199
	Total Common Stocks (cost $984,076)	1,034,940

Shares	Description (1), (3)	Value

	EXCHANGE-TRADED FUNDS – 0.5%

70	iShares Micro-Cap ETF	$5,411
	Total Exchange-Traded Funds (cost $5,374)	5,411
	Total Long-Term Investments (cost $989,450)	1,040,351
	Other Assets Less Liabilities – 0.5%	5,519
	Net Assets – 100%	$1,045,870

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of

Assets and Liabilities	March 31, 2014 (Unaudited)

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Assets
Long-term investments, at value (cost $6,575,017, $122,110,121, $53,994,719, $39,100,970 and $989,450, respectively)	$8,152,486	$152,904,477	$65,931,959	$44,207,385	$1,040,351
Short-term investments, at value (cost approximates value)	253,272	—	306,306	924,177	—
Cash	—	7,322	—	—	9,701
Cash denominated in foreign currencies (cost $742, $—, $—,$—, and $—, respectively)	732	—	—	—	—
Receivable for:
Dividends	35,988	94,899	63,958	30,795	567
Investments sold	—	863,947	505,714	93,963	17,353
Reclaims	4,999	—	—	—	—
Reimbursement from Adviser	2,950	—	—	—	2,558
Shares sold	1,574	140,766	9,320	224,243	—
Other assets	19,091	33,123	18,705	24,268	—
Total assets	8,471,092	154,044,534	66,835,962	45,504,831	1,070,530
Liabilities
Cash overdraft denominated in foreign currencies (cost $1,179, $—, $—, $— and $—, respectively)	1,184	—	—	—	—
Payable for:
Investments purchased	1,415	825,516	587,639	508,564	16,069
Shares redeemed	—	240,241	22,386	6,647	—
Accrued expenses:
Management fees	—	87,218	31,269	11,026	—
Trustees fees	108	2,036	923	499	9
12b-1 distribution and service fees	325	39,091	2,713	5,836	55
Professional fees	7,897	7,601	6,962	6,735	4,535
Shareholder reporting expenses	4,439	60,677	12,244	23,888	2,752
Other	6,208	44,549	22,491	28,230	1,240
Total liabilities	21,576	1,306,929	686,627	591,425	24,660
Net assets	$8,449,516	$152,737,605	$66,149,335	$44,913,406	$1,045,870
Class A Shares
Net assets	$256,284	$74,485,140	$5,243,363	$15,101,165	$52,264
Shares outstanding	13,533	2,372,489	184,046	453,546	2,500
Net asset value (“NAV”) per share	$18.94	$31.40	$28.49	$33.30	$20.91
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$20.10	$33.32	$30.23	$35.33	$22.19
Class C Shares
Net assets	$302,331	$25,364,239	$1,924,964	$2,772,907	$52,143
Shares outstanding	16,125	847,522	69,179	87,637	2,500
NAV and offering price per share	$18.75	$29.93	$27.83	$31.64	$20.86
Class R3 Shares
Net assets	$61,018	$3,209,288	N/A	$430,722	N/A
Shares outstanding	3,214	102,190	N/A	12,966	N/A
NAV and offering price per share	$18.99	$31.41	N/A	$33.22	N/A
Class I Shares
Net assets	$7,829,883	$49,678,938	$58,981,008	$26,608,612	$941,463
Shares outstanding	413,515	1,564,413	2,068,092	788,022	45,000
NAV and offering price per share	$18.93	$31.76	$28.52	$33.77	$20.92
Net assets consist of:
Capital paid-in	$7,178,828	$118,463,770	$47,405,912	$39,301,585	$1,000,000
Undistributed (Over-distribution of) net investment income	65,012	51,529	286,206	(12,136)	(535)
Accumulated net realized gain (loss)	(371,968)	3,427,950	6,519,977	517,542	(4,496)
Net unrealized appreciation (depreciation)	1,577,644	30,794,356	11,937,240	5,106,415	50,901
Net assets	$8,449,516	$152,737,605	$66,149,335	$44,913,406	$1,045,870
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	0.01	0.01	0.01	0.01	0.01

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2014 (Unaudited)

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Investment Income	$112,155	$1,052,735	$688,515	$233,725	$3,156
Expenses
Management fees	30,487	499,271	200,892	138,175	2,713
12b-1 service fees – Class A	170	93,273	5,913	18,132	39
12b-1 distribution and service fees – Class C	1,375	121,817	8,247	13,755	156
12b-1 distribution and service fees – Class R3	148	7,616	N/A	1,209	N/A
Shareholders servicing agent fees and expenses	689	75,155	17,342	45,312	114
Custodian fees and expenses	14,792	15,436	16,585	10,890	2,851
Trustees fees and expenses	114	2,161	799	537	9
Professional fees	17,252	11,741	11,596	9,959	4,536
Shareholder reporting expenses	5,275	41,360	10,176	23,924	2,839
Federal and state registration fees	23,802	32,700	30,572	29,082	49
Other expenses	3,015	4,546	3,776	3,424	6
Total expenses before fee waiver/expense reimbursement	97,119	905,076	305,898	294,399	13,312
Fee waiver/expense reimbursement	(51,830)	—	(60,835)	(48,555)	(9,621)
Net expenses	45,289	905,076	245,063	245,844	3,691
Net investment income (loss)	66,866	147,659	443,452	(12,119)	(535)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	12,847	5,419,941	6,626,583	519,796	(4,496)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	430,160	11,630,509	(1,839,296)	3,372,975	50,901
Net realized and unrealized gain (loss)	443,007	17,050,450	4,787,287	3,892,771	46,405
Net increase (decrease) in net assets from operations	$509,873	$17,198,109	$5,230,739	$3,880,652	$45,870

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of

Changes in Net Assets	(Unaudited)

	Symphony International Equity		Symphony Large-Cap Growth
	Six Months Ended 3/31/14	Year Ended 9/30/13	Six Months Ended 3/31/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$66,866	$110,246	$147,659	$813,945
Net realized gain (loss) from investments and foreign currency	12,847	(5,943)	5,419,941	(704,151)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	430,160	1,045,916	11,630,509	14,795,358
Net increase (decrease) in net assets from operations	509,873	1,150,219	17,198,109	14,905,152
Distributions to Shareholders
From net investment income:
Class A	(1,232)	(380)	(236,432)	(405,181)
Class C	(882)	—	—	(24,498)
Class R3	(452)	(65)	(2,716)	(14,970)
Class I	(92,815)	(31,570)	(261,327)	(311,955)
From accumulated net realized gains:
Class A	—	—	(372,328)	—
Class C	—	—	(128,270)	—
Class R3	—	—	(15,196)	—
Class I	—	—	(237,525)	—
Decrease in net assets from distributions to shareholders	(95,381)	(32,015)	(1,253,794)	(756,604)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	906,034	5,171,428	18,562,863	103,102,384
Proceeds from shares issued to shareholders due to reinvestment of distributions	84,119	27,873	1,203,540	677,182
	990,153	5,199,301	19,766,403	103,779,566
Cost of shares redeemed	(141,359)	(222,375)	(22,559,021)	(43,239,253)
Net increase (decrease) in net assets from Fund share transactions	848,794	4,976,926	(2,792,618)	60,540,313
Net increase (decrease) in net assets	1,263,286	6,095,130	13,151,697	74,688,861
Net assets at the beginning of period	7,186,230	1,091,100	139,585,908	64,897,047
Net assets at the end of period	$8,449,516	$7,186,230	$152,737,605	$139,585,908
Undistributed (Over-distribution of) net investment income at the end of period	$65,012	$93,527	$51,529	$404,345

See accompanying notes to financial statements.

54	Nuveen Investments

	Symphony Low Volatility Equity		Symphony Mid-Cap Core
	Six Months Ended 3/31/14	Year Ended 9/30/13	Six Months Ended 3/31/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$443,452	$71,919	$(12,119)	$22,755
Net realized gain (loss) from investments and foreign currency	6,626,583	269,998	519,796	513,150
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,839,296)	494,889	3,372,975	422,815
Net increase (decrease) in net assets from operations	5,230,739	836,806	3,880,652	958,720
Distributions to Shareholders
From net investment income:
Class A	(5,817)	(22,092)	—	(16,667)
Class C	—	(1,004)	—	(94)
Class R3	N/A	N/A	—	(1,741)
Class I	(215,419)	(24,411)	(3,461)	(13,493)
From accumulated net realized gains:
Class A	(26,204)	(38,837)	(171,501)	—
Class C	(8,929)	(5,450)	(34,135)	—
Class R3	N/A	N/A	(5,824)	—
Class I	(338,861)	(35,712)	(216,779)	—
Decrease in net assets from distributions to shareholders	(595,230)	(127,506)	(431,700)	(31,995)
Fund Share Transactions
Fund reorganization(1)	60,343,815	—	29,945,877	—
Proceeds from sale of shares	2,291,306	5,111,363	8,956,315	1,058,743
Proceeds from shares issued to shareholders due to reinvestment of distributions	393,249	58,569	306,801	19,126
	63,028,370	5,169,932	39,208,993	1,077,869
Cost of shares redeemed	(9,192,464)	(1,099,850)	(3,023,142)	(905,992)
Net increase (decrease) in net assets from Fund share transactions	53,835,906	4,070,082	36,185,851	171,877
Net increase (decrease) in net assets	58,471,415	4,779,382	39,634,803	1,098,602
Net assets at the beginning of period	7,677,920	2,898,538	5,278,603	4,180,001
Net assets at the end of period	$66,149,335	$7,677,920	$44,913,406	$5,278,603
Undistributed (Over-distribution of) net investment income at the end of period	$286,206	$63,990	$(12,136)	$3,444

N/A – Fund does not offer share class.

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 8 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of Changes in Net Assets (Unaudited) (continued)

Symphony Small Cap Core
For the Period 12/10/13 (commencement of operations) through 3/31/14
Operations
Net investment income (loss)	$(535)
Net realized gain (loss) from investments and foreign currency	(4,496)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	50,901
Net increase (decrease) in net assets from operations	45,870
Distributions to Shareholders
From net investment income:
Class A	—
Class C	—
Class R3	N/A
Class I	—
From accumulated net realized gains:
Class A	—
Class C	—
Class R3	N/A
Class I	—
Decrease in net assets from distributions to shareholders	—
Fund Share Transactions
Fund reorganization	—
Proceeds from sale of shares	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—
1,000,000
Cost of shares redeemed	—
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	1,045,870
Net assets at the beginning of period	—
Net assets at the end of period	$1,045,870
Undistributed (Over-distribution of) net investment income at the end of period	$(535)

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

56	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	57

Financial

Highlights (Unaudited)

Symphony International Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/08)
Year Ended 9/30:
2014(g)	$17.95	$.17	$1.00	$1.17	$(.18)	$—	$(.18)	$18.94
2013	14.97	.24	2.80	3.04	(.06)	—	(.06)	17.95
2012	12.97	.23	1.98	2.21	(.21)	—	(.21)	14.97
2011	14.44	.22	(1.45)	(1.23)	(.24)	—	(.24)	12.97
2010	13.98	.19	.53	.72	(.26)	—	(.26)	14.44
2009(d)	12.81	.01	1.16	1.17	—	—	—	13.98
Year Ended 7/31:
2009	17.52	.24	(4.93)	(4.69)	(.02)	—	(.02)	12.81
Class C (5/08)
Year Ended 9/30:
2014(g)	17.71	.08	1.01	1.09	(.05)	—	(.05)	18.75
2013	14.83	.12	2.76	2.88	—	—	—	17.71
2012	12.84	.10	1.98	2.08	(.09)	—	(.09)	14.83
2011	14.31	.11	(1.45)	(1.34)	(.13)	—	(.13)	12.84
2010	13.87	.10	.51	.61	(.17)	—	(.17)	14.31
2009(d)	12.73	(.01)	1.15	1.14	—	—	—	13.87
Year Ended 7/31:
2009	17.49	.15	(4.91)	(4.76)	—	—	—	12.73
Class R3 (10/10)
Year Ended 9/30:
2014(g)	17.97	.11	1.05	1.16	(.14)	—	(.14)	18.99
2013	14.99	.20	2.80	3.00	(.02)	—	(.02)	17.97
2012	12.98	.21	1.97	2.18	(.17)	—	(.17)	14.99
2011(e)	14.50	.18	(1.50)	(1.32)	(.20)	—	(.20)	12.98
Class I (5/08)
Year Ended 9/30:
2014(g)	17.96	.16	1.04	1.20	(.23)	—	(.23)	18.93
2013	14.98	.31	2.76	3.07	(.09)	—	(.09)	17.96
2012	12.98	.30	1.94	2.24	(.24)	—	(.24)	14.98
2011	14.45	.26	(1.46)	(1.20)	(.27)	—	(.27)	12.98
2010	13.98	.25	.51	.76	(.29)	—	(.29)	14.45
2009(d)	12.81	.02	1.15	1.17	—	—	—	13.98
Year Ended 7/31:
2009	17.52	.28	(4.93)	(4.65)	(.06)	—	(.06)	12.81

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

6.55%	$256	2.65	%*	.58%*	1.35	%*	1.88	%*	10%
20.33	108	3.18		(.37)	1.35		1.46		18
17.07	110	9.39		(6.43)	1.35		1.60		22
(8.70)	270	10.20		(7.43)	1.36		1.41		34
5.20	231	12.44		(9.70)	1.37		1.38		100
9.13	175	11.44	*	(9.62)*	1.37	*	.45	*	2

(26.76)	160	8.42		(4.87)	1.38		2.17		117

6.18	302	3.39	*	(.47 )*	2.10	*	.82	*	10
19.42	216	3.90		(1.08)	2.10		.73		18
16.18	137	9.68		(6.85)	2.10		.73		22
(9.41)	314	10.94		(8.08)	2.11		.75		34
4.43	179	13.21		(10.36)	2.12		.73		100
8.96	173	12.20	*	(10.37)*	2.13	*	(.30	)*	2

(27.22)	159	13.74		(10.36)	2.13		1.25		117

6.41	61	2.91	*	(.14 )*	1.60	*	1.17	*	10
20.02	57	3.44		(.60)	1.60		1.24		18
16.81	52	8.17		(5.10)	1.60		1.47		22
(9.22)	45	10.54	*	(7.76)*	1.61	*	1.17	*	34

6.67	7,830	2.40	*	.41 *	1.10	*	1.72	*	10
20.61	6,806	2.80		.16	1.10		1.86		18
17.38	793	6.35		(3.17)	1.10		2.07		22
(8.49)	335	10.00		(7.23)	1.11		1.66		34
5.50	405	12.10		(9.16)	1.12		1.82		100
9.13	520	11.19	*	(9.36)*	1.12	*	.70	*	2

(26.52)	476	13.45		(9.93)	1.13		2.39		117

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended September 30, 2009.
(e)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended March 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Symphony Large-Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2014(g)	$28.16	$.04	$3.45	$3.49	$(.10)	$(.15)	$(.25)	$31.40
2013	25.19	.21	2.98	3.19	(.22)	—	(.22)	28.16
2012	21.34	.12	6.23	6.35	—	(2.50)	(2.50)	25.19
2011	20.63	— **	.71	.71	—	—	—	21.34
2010	17.50	— **	3.14	3.14	(.01)	—	(.01)	20.63
2009(e)	16.43	.01	1.06	1.07	—	—	—	17.50
Year Ended 7/31:
2009	20.57	.01	(4.15)	(4.14)	—	—	—	16.43
Class C (12/06)
2014(g)	26.87	(.07)	3.28	3.21	—	(.15)	(.15)	29.93
2013	24.03	.01	2.87	2.88	(.04)	—	(.04)	26.87
2012	20.61	(.05)	5.97	5.92	—	(2.50)	(2.50)	24.03
2011	20.07	(.19)	.73	.54	—	—	—	20.61
2010	17.15	(.17)	3.09	2.92	—	—	—	20.07
2009(e)	16.11	(.01)	1.05	1.04	—	—	—	17.15
Year Ended 7/31:
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	16.11
Class R3 (9/09)
2014(g)	28.14	— **	3.45	3.45	(.03)	(.15)	(.18)	31.41
2013	25.17	.17	2.96	3.13	(.16)	—	(.16)	28.14
2012	21.38	.09	6.20	6.29	—	(2.50)	(2.50)	25.17
2011	20.72	(.07)	.73	.66	—	—	—	21.38
2010	17.61	(.08)	3.19	3.11	—	—	—	20.72
2009(d)	17.69	— **	(.08)	(.08)	—	—	—	17.61
Class I (12/06)
2014(g)	28.51	.08	3.49	3.57	(.17)	(.15)	(.32)	31.76
2013	25.50	.28	3.02	3.30	(.29)	—	(.29)	28.51
2012	21.53	.21	6.26	6.47	—	(2.50)	(2.50)	25.50
2011	20.77	.04	.72	.76	—	—	—	21.53
2010	17.62	.02	3.18	3.20	(.05)	—	(.05)	20.77
2009(e)	16.53	.01	1.08	1.09	—	—	—	17.62
Year Ended 7/31:
2009	20.63	.05	(4.15)	(4.10)	—	—	—	16.53

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

12.42%	$74,485	1.16	%*	.24	%*	1.16	%*	.24	%*	34%
12.83	70,314	1.21		.81		1.21		.81		128
32.70	36,680	1.79		(.06)		1.22		.51		106
3.44	2,107	2.36		(1.15)		1.23		(.02)		151
17.96	1,063	2.69		(1.40)		1.29		—	***	70
6.51	236	3.41	*	(1.82	)*	1.35	*	.25	*	10

(20.13)	215	1.94		(.52)		1.35		.06		109

11.98	25,364	1.91	*	(.51	)*	1.91	*	(.51	)*	34
12.01	22,624	1.96		.05		1.96		.05		128
31.68	11,841	2.57		(.82)		1.97		(.22)		106
2.69	1,326	3.18		(2.01)		1.98		(.80)		151
17.03	367	3.43		(2.26)		2.06		(.89)		70
6.46	661	4.13	*	(2.53	)*	2.09	*	(.50	)*	10

(20.72)	621	2.84		(1.49)		2.10		(.75)		109

12.29	3,209	1.41	*	—	****	1.41	*	—	****	34
12.56	2,738	1.46		.65		1.46		.65		128
32.32	2,372	1.99		(.14)		1.47		.38		106
3.19	60	2.67		(1.50)		1.48		(.31)		151
17.66	59	3.05		(1.90)		1.56		(.41)		70
(.45)	50	2.11	*	(2.11	)*	1.59	*	(1.59	)*	10

12.55	49,679	.91	*	.49	*	.91	*	.49	*	34
13.13	43,910	.96		1.06		.96		1.06		128
33.00	14,004	1.61		.25		.97		.89		106
3.66	2,460	2.26		(1.11)		.98		.16		151
18.19	7,080	2.57		(1.42)		1.06		.09		70
6.59	5,831	3.12	*	(1.51	)*	1.09	*	.51	*	10

(19.91)	5,709	1.68		(.27)		1.10		.31		109

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(e)	For the two months ended September 30, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended March 31, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
****	Annualized and rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Symphony Low Volatility Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/07)
Year Ended 9/30:
2014(f)	$25.41	$.16	$3.10	$3.26	$(.03)	$(.15)	$(.18)	$28.49
2013	22.43	.31	3.34	3.65	(.24)	(.43)	(.67)	25.41
2012	17.94	.29	4.38	4.67	(.18)	—	(.18)	22.43
2011	17.40	.20	.45	.65	(.11)	—	(.11)	17.94
2010	15.33	.05	2.05	2.10	(.03)	—	(.03)	17.40
2009(d)	14.61	.01	.71	.72	—	—	—	15.33
Year Ended 7/31:
2009	18.27	.09	(3.70)	(3.61)	(.04)	(.01)	(.05)	14.61
Class C (9/07)
Year Ended 9/30:
2014(f)	24.88	.06	3.04	3.10	—	(.15)	(.15)	27.83
2013	21.98	.11	3.30	3.41	(.08)	(.43)	(.51)	24.88
2012	17.58	.13	4.30	4.43	(.03)	—	(.03)	21.98
2011	17.08	.05	.45	.50	—	—	—	17.58
2010	15.14	(.08)	2.02	1.94	—	—	—	17.08
2009(d)	14.45	(.01)	.70	.69	—	—	—	15.14
Year Ended 7/31:
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45
Class I (9/07)
Year Ended 9/30:
2014(f)	25.46	.22	3.09	3.31	(.10)	(.15)	(.25)	28.52
2013	22.48	.38	3.32	3.70	(.29)	(.43)	(.72)	25.46
2012	17.97	.36	4.38	4.74	(.23)	—	(.23)	22.48
2011	17.43	.23	.46	.69	(.15)	—	(.15)	17.97
2010	15.35	.09	2.05	2.14	(.06)	—	(.06)	17.43
2009(d)	14.63	.02	.70	.72	—	—	—	15.35
Year Ended 7/31:
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

12.89%	$5,243	1.40	%*	.85%*	1.07	%*	1.18	%*	95%
16.88	4,370	2.72		(.18)	1.22		1.32		84
26.17	877	4.02		(1.38)	1.23		1.42		85
3.69	702	5.79		(3.55)	1.23		1.02		80
13.69	376	5.10		(3.42)	1.39		.30		59
4.93	310	6.48	*	(4.65)*	1.44	*	.39	*	7

(19.73)	277	7.32		(5.22)	1.45		.65		89

12.50	1,925	2.12	*	.16 *	1.82	*	.46	*	95
15.95	1,090	3.49		(1.06)	1.97		.46		84
25.24	170	5.56		(2.94)	1.98		.64		85
2.93	363	6.72		(4.50)	1.98		.25		80
12.81	221	5.80		(4.16)	2.14		(.51)		59
4.78	296	7.18	*	(5.38)*	2.20	*	(.39	)*	7

(20.35)	282	8.30		(6.19)	2.20		(.08)		89

13.03	58,981	.99	*	1.41 *	.80	*	1.60	*	95
17.14	2,218	2.51		.06	.97		1.60		84
26.56	1,852	3.29		(.60)	.98		1.71		85
3.91	1,099	5.56		(3.39)	.98		1.19		80
13.97	1,835	4.77		(3.11)	1.14		.51		59
4.92	2,177	6.18	*	(4.38)*	1.19	*	.61	*	7

(19.49)	2,077	7.14		(5.10)	1.20		.84		89

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended September 30, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended March 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Symphony Mid-Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/06)
Year Ended 9/30:
2014(g)	$30.11	$(.02)	$3.58	$3.56	$—	$(.37)	$(.37)	$33.30
2013	25.06	.14	5.10	5.24	(.19)	—	(.19)	30.11
2012	19.95	.09	5.02	5.11	—	—	—	25.06
2011	20.54	.01	(.60)	(.59)	—	—	—	19.95
2010	17.29	— **	3.28	3.28	(.03)	—	(.03)	20.54
2009(e)	15.87	.01	1.41	1.42	—	—	—	17.29
Year Ended 7/31:
2009	20.84	.02	(4.99)	(4.97)	—	—	—	15.87
Class C (5/06)
Year Ended 9/30:
2014(g)	28.74	(.14)	3.41	3.27	—	(.37)	(.37)	31.64
2013	23.92	(.07)	4.89	4.82	— **	—	—	28.74
2012	19.18	(.12)	4.86	4.74	—	—	—	23.92
2011	19.90	(.17)	(.55)	(.72)	—	—	—	19.18
2010	16.85	(.13)	3.18	3.05	—	—	—	19.90
2009(e)	15.49	(.01)	1.37	1.36	—	—	—	16.85
Year Ended 7/31:
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49
Class R3 (5/09)
Year Ended 9/30:
2014(g)	30.08	(.07)	3.58	3.51	—	(.37)	(.37)	33.22
2013	25.04	.06	5.11	5.17	(.13)	—	(.13)	30.08
2012	19.98	.02	5.04	5.06	—	—	—	25.04
2011	20.62	(.07)	(.57)	(.64)	—	—	—	19.98
2010	17.37	(.05)	3.30	3.25	—	—	—	20.62
2009(e)	15.95	.01	1.41	1.42	—	—	—	17.37
Year Ended 7/31:
2009(d)	14.73	(.02)	1.24	1.22	—	—	—	15.95
Class I (5/06)
Year Ended 9/30:
2014(g)	30.50	.02	3.63	3.65	(.01)	(.37)	(.38)	33.77
2013	25.39	.21	5.15	5.36	(.25)	—	(.25)	30.50
2012	20.15	.23	5.01	5.24	—	—	—	25.39
2011	20.70	.06	(.61)	(.55)	—	—	—	20.15
2010	17.41	.05	3.30	3.35	(.06)	—	(.06)	20.70
2009(e)	15.98	.02	1.41	1.43	—	—	—	17.41
Year Ended 7/31:
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

11.91%	$15,101	1.65	%*	(.41 )%*	1.39	%*	(.15	)%*	59%
21.02	2,426	2.97		(1.09)	1.37		.52		163
25.66	2,026	4.06		(2.33)	1.37		.36		138
(2.87)	1,591	4.57		(3.17)	1.38		.02		93
18.96	339	13.18		(11.79)	1.39		.01		82
8.95	233	12.75	*	(10.81)*	1.40	*	.54	*	17

(23.85)	214	9.20		(7.72)	1.40		.08		118

11.47	2,773	2.40	*	(1.16)*	2.14	*	(.91	)*	59
20.12	750	3.73		(1.87)	2.12		(.25)		163
24.77	548	4.92		(3.34)	2.12		(.54)		138
(3.62)	674	5.46		(4.08)	2.13		(.75)		93
18.10	314	13.95		(12.55)	2.14		(.74)		82
8.78	211	13.49	*	(11.56)*	2.14	*	(.21	)*	17

(24.44)	194	9.73		(8.24)	2.15		(.66)		118

11.76	431	1.93	*	(.72 )*	1.64	*	(.43	)*	59
20.70	448	3.24		(1.40)	1.62		.22		163
25.38	272	4.33		(2.60)	1.62		.10		138
(3.10)	207	5.38		(4.04)	1.63		(.28)		93
18.71	210	13.64		(12.26)	1.64		(.25)		82
8.83	177	13.00	*	(11.06)*	1.64	*	.29	*	17

8.35	162	23.32	*	(22.36)*	1.65	*	(.69	)*	118

12.04	26,609	1.41	*	(.14 )*	1.14	*	.13	*	59
21.35	1,654	2.72		(.86)	1.12		.75		163
26.00	1,334	3.37		(1.28)	1.12		.97		138
(2.66)	358	4.86		(3.49)	1.13		.23		93
19.30	302	13.20		(11.82)	1.14		.25		82
8.95	262	12.56	*	(10.63)*	1.14	*	.79	*	17

(23.65)	233	7.20		(5.66)	1.15		.40		118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(e)	For the two months ended September 30, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended March 31, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Symphony Small Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2014(d)	$20.00	$(.02)	$.93	$.91	$—	$—	$—	$20.91
Class C (12/13)
2014(d)	20.00	(.07)	.93	.86	—	—	—	20.86
Class I (12/13)
2014(d)	20.00	(.01)	.93	.92	—	—	—	20.92

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.55%	$52	4.44	%*	(3.43	)%*	1.37	%*	(.36	)%*	23%

4.30	52	5.20	*	(4.18	)*	2.12	*	(1.11	)*	23

4.60	941	4.20	*	(3.19	)*	1.12	*	(.11	)*	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period December 10, 2013 (commencement of operations) through March 31, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony International Equity Fund (“Symphony International Equity”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) and Nuveen Small Cap Core Fund (“Symphony Small Cap Core”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997. Symphony Small Cap Core commenced operations on December 10, 2013.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Symphony International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, and at least 80% of its net assets in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in companies of any size.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony Small Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution. It is expected that the market capitalization range will be published each year at the end of May for the reconstitution of the index that will occur each year at the end of June. The range for the 2013 reconstitution was $129 million to $3.3 billion. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Each Fund’s most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

During the current fiscal period, the following Nuveen open-end funds were reorganized into the following Funds included in this report as follows (each a “Reorganization” and collectively, the “Reorganizations”).

Acquired Funds	Acquiring Funds
Nuveen Quantitative Enhanced Core Equity Fund (“Quantitative Enhanced Core Equity”)	Symphony Low Volatility Equity
Nuveen Mid Cap Select Fund (“Mid Cap Select”)	Symphony Mid-Cap Core

68	Nuveen Investments

The Reorganizations were approved by the shareholders of Mid Cap Select and Quantitative Enhanced Core Equity at a special meeting on September 20, 2013 and September 24, 2013, respectively. The Reorganizations were consummated at the close of business on October 4, 2013 for Mid Cap Select and October 29, 2013 for Quantitative Enhanced Core Equity.

Upon the closing of each Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for Acquiring Fund shares of equal value. Shares of the Acquiring Funds were then distributed to shareholders of the Acquired Funds and the Acquired Funds were terminated. As a result of these transactions, shareholders of the Acquired Funds became shareholders of the Acquiring Funds and ceased to be shareholders of the Acquired Funds. Shareholders of each Acquired Fund received Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the Reorganization. Details of the Reorganizations are further described in Note 8 – Fund Reorganizations.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of March 31, 2014, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in

70	Nuveen Investments

determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,715,403	$6,114,331	$—	$7,829,734
Exchange-Traded Funds	322,752	—	—	322,752
Short-Term Investments:
Repurchase Agreements	—	253,272	—	253,272
Total	$2,038,155	$6,367,603	$—	$8,405,758

Symphony Large-Cap Growth
Long-Term Investments*:
Common Stocks	$152,148,896	$—	$—	$152,148,896
Exchange-Traded Funds	755,581	—	—	755,581
Total	$152,904,477	$—	$—	$152,904,477

Symphony Low Volatility Equity
Long-Term Investments*:
Common Stocks	$65,931,959	$—	$—	$65,931,959
Short-Term Investments:
Repurchase Agreements	—	306,306	—	306,306
Total	$65,931,959	$306,306	$—	$66,238,265

Symphony Mid-Cap Core
Long-Term Investments*:
Common Stocks	$44,207,385	$—	$—	$44,207,385
Short-Term Investments:
Repurchase Agreements	—	924,177	—	924,177
Total	$44,207,385	$924,177	$—	$45,131,562

Symphony Small Cap Core
Long-Term Investments*:
Common Stocks	$1,034,940	$—	$—	$1,034,940
Exchange-Traded Funds	5,411	—	—	5,411
Total	$1,040,351	$—	$—	$1,040,351
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2, where applicable.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Symphony International Equity may invest in non-U.S. securities. As of March 31, 2014, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
United Kingdom	$1,936,081	22.9%
Japan	1,291,121	15.3
France	763,733	9.0
Germany	641,938	7.6
Switzerland	535,460	6.3
Netherlands	492,460	5.8
Australia	425,848	5.0
Norway	257,988	3.1
Luxembourg	192,498	2.3
Hong Kong	183,852	2.2
Other Countries	998,716	11.9
Total non-U.S. securities	$7,719,695	91.4%

72	Nuveen Investments

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledge (From) Counterparty*	Net Exposure
Symphony International Equity	State Street Bank	$253,272	$(253,272)	$—
Symphony Low Volatility Equity	State Street Bank	306,306	(306,306)	—
Symphony Mid-Cap Core	Fixed Income Clearing Corporation	924,177	(924,177)	—
*	As of March 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony International Equity
	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,478	$140,194	1,218	$19,372
Class C	4,661	85,274	4,708	80,520
Class R3	66	1,227	106	1,786
Class I	37,112	679,339	332,835	5,069,750
Shares issued to shareholders due to reinvestment of distributions:
Class A	27	500	11	168
Class C	12	222	—	—
Class R3	1	21	—	—
Class I	4,444	83,376	1,773	27,705
	53,801	990,153	340,651	5,199,301
Shares redeemed:
Class A	(2)	(46)	(2,536)	(40,703)
Class C	(717)	(13,248)	(1,742)	(27,596)
Class R3	(1)	(19)	(406)	(6,611)
Class I	(6,952)	(128,046)	(8,626)	(147,465)
	(7,672)	(141,359)	(13,310)	(222,375)
Net increase (decrease)	46,129	$848,794	327,341	$4,976,926

	Symphony Large-Cap Growth
	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	298,077	$9,015,714	1,992,173	$51,263,611
Class C	90,812	2,622,807	487,070	11,910,834
Class R3	17,052	520,384	53,338	1,381,867
Class I	210,114	6,403,958	1,488,764	38,546,072
Shares issued to shareholders due to reinvestment of distributions:
Class A	20,103	607,638	16,765	403,356
Class C	4,512	128,270	1,059	24,457
Class R3	598	17,912	621	14,970
Class I	14,644	449,720	9,642	234,399
	655,912	19,766,403	4,049,432	103,779,566
Shares redeemed:
Class A	(442,406)	(13,455,503)	(968,400)	(24,981,432)
Class C	(89,795)	(2,576,791)	(138,872)	(3,488,637)
Class R3	(12,752)	(394,537)	(50,900)	(1,301,652)
Class I	(200,456)	(6,132,190)	(507,413)	(13,467,532)
	(745,409)	(22,559,021)	(1,665,585)	(43,239,253)
Net increase (decrease)	(89,497)	$(2,792,618)	2,383,847	$60,540,313

74	Nuveen Investments

	Symphony Low Volatility Equity
	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	6,527	$174,373	—	$—
Class C	9,697	253,555	—	—
Class I	2,237,701	59,915,887	—	—
Shares sold:
Class A	22,564	617,260	148,153	3,485,987
Class C	22,842	612,882	38,565	919,996
Class I	38,935	1,061,164	29,374	705,380
Shares issued to shareholders due to reinvestment of distributions:
Class A	730	19,642	1,171	25,099
Class C	235	6,128	198	4,173
Class I	13,537	367,479	1,366	29,297
	2,352,768	63,028,370	218,827	5,169,932
Shares redeemed:
Class A	(17,775)	(462,017)	(16,417)	(394,287)
Class C	(7,394)	(203,043)	(2,700)	(67,157)
Class I	(309,204)	(8,527,404)	(25,991)	(638,406)
	(334,373)	(9,192,464)	(45,108)	(1,099,850)
Net increase (decrease)	2,018,395	$53,835,906	173,719	$4,070,082

(1)	Refer to Note 8 – Fund Reorganizations for further details.

	Symphony Mid-Cap Core
	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	392,918	$11,948,719	—	$—
Class C	68,435	1,986,136	—	—
Class R3	—	—	—	—
Class I	519,797	16,011,022	—	—
Shares sold:
Class A	7,640	244,949	23,717	612,376
Class C	2,189	67,621	5,297	130,822
Class R3	875	27,367	4,018	104,444
Class I	259,257	8,616,378	8,025	211,101
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,302	165,411	560	13,810
Class C	1,085	32,230	4	84
Class R3	65	2,034	18	449
Class I	3,387	107,126	192	4,783
	1,260,950	39,208,993	41,831	1,077,869
Shares redeemed:
Class A	(32,879)	(1,048,808)	(24,525)	(678,318)
Class C	(10,172)	(312,897)	(2,119)	(55,854)
Class R3	(2,877)	(95,948)	(16)	(435)
Class I	(48,660)	(1,565,489)	(6,513)	(171,385)
	(94,588)	(3,023,142)	(33,173)	(905,992)
Net increase (decrease)	1,166,362	$36,185,851	8,658	$171,877

(1)	Refer to Note 8 – Fund Reorganizations for further details.

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

	Symphony Small Cap Core
	For the period 12/10/13 (commencement of operations) through 3/31/14
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class I	45,000	900,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class C	—	—
Class I	—	—
	50,000	1,000,000
Shares redeemed:
Class A	—	—
Class C	—	—
Class I	—	—
	—	—
Net increase (decrease)	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the six months ended March 31, 2014, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Purchases	$1,351,703	$50,295,428	$55,982,316	$25,134,057	$1,227,076
Sales	778,562	53,528,624	62,734,627	20,001,081	232,718

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Cost of investments	$6,834,360	$123,105,736	$54,321,652	$40,029,280	$989,450
Gross unrealized:
Appreciation	$1,698,687	$31,484,925	$12,130,415	$5,482,829	$76,249
Depreciation	(127,289)	(1,686,184)	(213,802)	(380,547)	(25,348)
Net unrealized appreciation (depreciation) of investments	$1,571,398	$29,798,741	$11,916,613	$5,102,282	$50,901

76	Nuveen Investments

Permanent differences, primarily due to nondeductible reorganization expenses, foreign currency and adjustments for investments in passive foreign investment companies resulted in reclassifications among the Funds’ components of net assets as of September 30, 2013, the Funds’ last tax year end, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core
Capital paid-in	$(170)	$(2,803)	$(5,801)	$(46)
Undistributed (Over-distribution of) net investment income	(1,117)	—	5,000	—
Accumulated net realized gain (loss)	1,287	2,803	801	46

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Funds’ last tax year end, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core
Undistributed net ordinary income[1]	$95,375	$404,345	$163,328	$225,506
Undistributed net long-term capital gains	—	—	183,133	206,342
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core
Distributions from net ordinary income[1]	$32,015	$756,604	$47,507	$31,995
Distributions from net long-term capital gains	—	—	79,999	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2013, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Symphony International Equity[2]	Symphony Large-Cap Growth
Expiration:
September 30, 2017	$369,275	$—
Not subject to expiration:
Short-term losses	—	243,056
Long-term losses	—	—
Total	$369,275	$243,056
[2]	A portion of Symphony International Equity’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended September 30, 2013, the following Funds utilized capital loss carryforwards as follows:

	Symphony International Equity	Symphony Mid-Cap Core
Utilized capital loss carryforwards	$3,197	$26,383

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Symphony International Equity
Post-October capital losses[3]	$14,280
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2012 through September 30, 2013, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through September 30, 2013 and specified losses incurred from November 1, 2012 through September 30, 2013.

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony International Equity Fund-Level Fee Rate	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Low Volatility Equity Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small Cap Core Fund-Level Fee Rate
For the first $125 million	.6000%	.5000%	.5000%	.5500%	.7000%
For the next $125 million	.5875	.4875	.4875	.5375	.6875
For the next $250 million	.5750	.4750	.4750	.5250	.6750
For the next $500 million	.5625	.4625	.4625	.5125	.6625
For the next $1 billion	.5500	.4500	.4500	.5000	.6500
For net assets over $2 billion	.5250	.4250	.4250	.4750	.6250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2014, the complex-level fee rate for the Funds was as follows:

Fund	Complex-Level Fee Rate
Symphony International Equity	.1668%
Symphony Large-Cap Growth	.1668
Symphony Low Volatility Equity	.1975
Symphony Mid-Cap Core	.1894
Symphony Small Cap Core	.1668

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

78	Nuveen Investments

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony International Equity	1.13%	January 31, 2015	1.38%
Symphony Large-Cap Growth	1.00	January 31, 2015	1.35
Symphony Low Volatility Equity	.80	January 31, 2015	1.45
Symphony Mid-Cap Core	1.15	January 31, 2015	1.40
Symphony Small Cap Core	1.15	December 31, 2015	N/A

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended March 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Sales charges collected	$561	$24,496	$12,346	$4,219	$—
Paid to financial intermediaries	494	21,870	11,227	3,636	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Commission advances	$490	$19,277	$4,192	$648	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
12b-1 fees retained	$536	$41,466	$2,977	$1,906	$156

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2014, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
CDSC retained	$71	$2,182	$50	$97	$—

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

As of March 31, 2014, Nuveen owned shares of the Funds as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Class A Shares	3,069	—	2,479	2,192	2,500
Class C Shares	3,095	—	2,528	2,290	2,500
Class R3 Shares	3,058	—	N/A	10,183	N/A
Class I Shares	38,892	—	41,835	34,425	45,000

N/A – Fund does not offer share class.

8. Fund Reorganizations

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	Mid Cap Select	Quantitative Enhanced Core Equity
Cost of investments	$29,028,642	$47,510,580
Fair value of investments	29,896,555	60,313,804
Unrealized appreciation (depreciation) of investments	867,913	12,803,224

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Mid Cap Select
Class A Shares	908,442	$11,948,719	$13.15
Class C Shares	165,328	1,986,136	12.01
Class I Shares	1,163,339	16,011,022	13.76
Quantitative Enhanced Core Equity
Class A Shares	7,725	$174,373	$22.57
Class C Shares	11,282	253,555	22.47
Class I Shares	2,652,538	59,915,887	22.59

Acquiring Funds – Prior to the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Symphony Low Volatility Equity
Class A Shares	162,457	$4,340,194	$26.72
Class C Shares	46,931	1,227,139	26.15
Class I Shares	86,855	2,325,594	26.78
Symphony Mid-Cap Core
Class A Shares	80,524	$2,448,772	$30.41
Class C Shares	26,100	757,494	29.02
Class R3 Shares	14,903	452,705	30.38
Class I Shares	54,377	1,674,956	30.80

80	Nuveen Investments

Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Symphony Low Volatility Equity
Class A Shares	168,984	$4,514,567	$26.72
Class C Shares	56,628	1,480,694	26.15
Class I Shares	2,324,556	62,241,481	26.78
Symphony Mid-Cap Core
Class A Shares	473,439	$14,397,491	$30.41
Class C Shares	94,534	2,743,630	29.02
Class R3 Shares	14,903	452,705	30.38
Class I Shares	574,168	17,685,978	30.80

Pro Forma Results of Operations

The beginning of the Acquired Funds’ last fiscal period was November 1, 2012. Assuming the Reorganizations had been completed on October 1, 2013, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the six months ended March 31, 2014, are as follows:

	Symphony Low Volatility Equity	Symphony Mid-Cap Core
Net investment income (loss)	$481,792	$(15,647)
Net realized and unrealized gains (losses)	6,648,958	519,796
Change in net assets resulting from operations	2,965,510	2,685,070

Because the combined investment portfolios for each Reorganization were managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations for the Acquiring Funds since the Reorganizations were consummated.

9. Subsequent Events

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Investments	81

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Bostoxn, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

82	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Small Cap-Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small Cap-Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market

Nuveen Investments	83

Glossary of Terms Used in this Report (continued)

capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000 Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

84	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, the Board is required to consider the continuation of the advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements and the sub-advisory agreements for the Nuveen Symphony International Equity Fund (the “International Equity Fund”), the Nuveen Symphony Large-Cap Growth Fund (the “Large-Cap Growth Fund”), the Nuveen Symphony Low Volatility Equity Fund (the “Low Volatility Equity Fund”), and the Nuveen Symphony Mid-Cap Core Fund (the “Mid-Cap Core Fund”) for an additional one-year period.

The Nuveen Symphony Small Cap Core Fund (the “Small Cap Core Fund”) is new. The initial advisory agreement between the Adviser and the Small Cap Core Fund and the initial sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of the Small Cap Core Fund, were approved separately at a meeting of the Board of the Small Cap Core Fund held on November 18-20, 2013 (the “November Meeting”).

The discussion of the approvals at the May Meeting for the International Equity Fund, the Large-Cap Growth Fund, the Low Volatility Equity Fund and the Mid-Cap Core Fund can be found in the annual report for such Funds for the period ended September 30, 2013. The discussion of the approval at the November Meeting for the Small Cap Core Fund is set forth below:

Nuveen Symphony Small Cap Core Fund

The Board is responsible for approving advisory arrangements for the Small Cap Core Fund (for purposes of the discussion below, the “Fund”) and, at the November Meeting (for purposes of the discussion below, the “Meeting”), considered and approved the investment management agreement (for purposes of the discussion below, the “Investment Management Agreement”) between the Fund and the Adviser and the investment sub-advisory agreement (for purposes of the discussion below, the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. For purposes of the discussion below, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board of the Fund. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

Nuveen Investments	85

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services that the Adviser and its affiliates will provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser.

The Independent Board Members recognized that the Fund would be similar to a separately managed account of the Sub-Adviser that uses a small cap core strategy. In this regard, they reviewed certain performance information pertaining to the strategy for such separately managed account, including annual returns for 2006 through 2012 and annualized returns for various time periods, as well as annual performance peer group percentile ranks for 2006 through 2012 and annualized percentile ranks for various time periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee and estimated net total expense ratio for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which it was anticipated to be classified (i.e., the Small Cap Core category). Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund’s net management fee) and observed that it was typical of other Nuveen funds.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that, like all Nuveen funds, the Fund would have a sub-adviser (which, in the case of the Fund, would be an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In general terms, the fee to the Adviser will reflect the administrative services it will provide to support the Fund, and while some administrative services may occur at the sub-adviser level, the fee will generally reflect the portfolio management services provided by the Sub-Adviser. Due to their experience with other Nuveen funds, the Independent Board Members were familiar with the nature of services provided by

86	Nuveen Investments

the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser has assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services, as described above, to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients. The Independent Board Members have further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members have also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Certain Nuveen financial information included in a report dated November 11, 2013 and Nuveen’s June 30, 2013 consolidated financial statements had also been available. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members

Nuveen Investments	87

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. The Independent Board Members recognized that the advisory fee schedule breakpoints for the Fund were consistent with those of other Nuveen equity funds.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information received at the Meeting or at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Board also recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

88	Nuveen Investments

Notes

Nuveen Investments	89

Notes

90	Nuveen Investments

Notes

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SYMPH-0314D        1220-INV-B05/15

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 5, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 5, 2014